                                                                   EXHIBIT 10(l)

                       MASTER SOFTWARE LICENSE AGREEMENT
                       ---------------------------------

     This Master Software License Agreement (this "Agreement") is made and entered into as of March 4, 1996, by and between Sterling Commerce, Inc., a Delaware corporation ("SCI"), and the subsidiaries thereof listed on the signature pages hereto under the caption the "SCI Companies" (collectively the "SCI Companies") and Sterling Software, Inc., a Delaware corporation ("SSW"), and the subsidiaries thereof listed on the signature pages hereto under the caption the "SSW Companies" (collectively the "SSW Companies").

                                   RECITALS
                                   --------

     A. Each of the SCI Companies (1) owns or is a licensee of certain computer software in respect of which it desires to confirm the terms upon which it has heretofore licensed the same to one or more of the SSW Companies and/or
(2) desires to confirm the terms upon which one or more of the SSW Companies has heretofore licensed to it certain computer software owned by or licensed to the SSW Companies.

     B. Each of the SSW Companies (1) owns or is a licensee of certain computer software in respect of which it desires to confirm the terms upon which it has heretofore licensed the same to one or more of the SCI Companies and/or
(2) desires to confirm the terms upon which one or more of the SCI Companies has heretofore licensed to it certain computer software owned by or licensed to the SCI Companies.

     NOW THEREFORE, the parties hereto agree as follows.

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a) The term "SCI Software" shall mean all of the computer software owned by or licensed to the SCI Companies on the date thereof which immediately prior to the date hereof was being made available by any SCI Company to any SSW Company for its use, including without limitation the software listed or described on Schedule 1.1(a). Each item of SCI Software is owned by or licensed to the SCI Company under the name of which such item of SCI Software is listed or described on Schedule 1.1(a), which SCI Company is the licensor of such item of SCI Software hereunder. Unless otherwise indicated all references to an item of SCI Software also shall refer to and include the applicable user documentation for that item of SCI Software.

          (b) The term "SSW Software" shall mean all of the computer software owned by or licensed to the SSW Companies on the date hereof which immediately prior to the date hereof was being made available by any SSW Company to any SCI Company for its use, including without limitation the software listed or described on Schedule 1.1(b). Each item of SSW Software is owned by or licensed to the SSW Company under the name of which such item of SSW Software is listed or described on Schedule 1.1(b), which SSW Company is the licensor of such item of SSW Software hereunder. Unless otherwise indicated all references to an item of SSW Software also shall refer to and include the applicable user documentation for that item of SSW Software.

     2.   Licenses to Use SCI Software.
          ----------------------------

          (a) Each SCI Company hereby confirms that it has previously granted to each SSW Company identified on Schedule 1.1(a) as a licensee of one or more items of SCI Software a nonexclusive, perpetual and royalty-free license to use each such item of SCI Software. Each license confirmed under this Section 2 (a) with respect to an item of SCI software includes (i) the right of the licensee thereunder to use such number of copies of such item of SCI Software, and/or to permit such number of employees of such licensee to use such item of SCI Software concurrently with one another, as is specified in respect of such item of SCI Software on Section 1.1(a) and (ii) with respect to any item of SCI Software residing on a mainframe computer, the right of the licensee thereunder to move or transfer such item to a different level CPU without any upgrade or transfer fees or charges, provided that the licensee shall promptly notify the licensor of any such move or transfer. Nothwithstanding the foregoing, to the extent that any SCI Company was required to pay, and prior to the effectiveness of this Agreement had not yet paid, any incremental royalty to any third party as the result of having granted a license to any SSW Company under this Section 2(a), such SSW Company shall promptly reimburse such SCI Company for such incremental royalty.

          (b) Each license confirmed under Section 2(a) with respect to an item of SCI Software shall in all respects be subject to and governed by the provisions of the standard form of agreement identified as being applicable thereto on Schedule 1.1(a) (or, if no such standard form of agreement is so identified, the standard form of agreement used by the applicable SCI Company to license such item of SCI Software to new third-party customers as of the date hereof), which provisions are incorporated herein by reference, and each of the SCI Company that is a party to such license as licensor and the SSW Company that is a party to such license as licensee shall be deemed to have made in favor of the other all of the representations, warranties and covenants of the licensor and licensee, respectively, contained in such standard form of agreement as though such representations, warranties and covenants were expressly set forth herein. In the event of any conflict between the provisions of this Agreement expressly set forth herein and the provisions of any standard form of agreement incorporated herein by reference, the provisions of this Agreement expressly set forth herein (including without limitation the provisions hereof as to the royalty-free nature and perpetual duration of the licenses granted hereunder) shall control.

     3.   Licenses to Use SSW Software.
          ----------------------------

          (a) Each SSW Company hereby confirms that it has previously granted to each SCI Company identified on Schedule 1.1(b) as a licensee of one or more items of SCI Software a nonexclusive, perpetual and royalty-free license to use each such item of SSW Software. Each license confirmed under this Section 3(a) with respect to an item of SSW Software includes (i) the right of the licensee thereunder to use such number of copies of such item of SSW Software, and/or to permit such number of employees of such licensee to use such item of SSW Software concurrently with one another, as is specified in respect of such item of SSW Software on Schedule 1.1(b) and (ii) with respect to any item of SSW Software residing on a mainframe computer, the right of the licensee thereunder to move or transfer such item to a different level CPU without any upgrade or transfer fees or charges, provided that the licensee shall promptly notify the licensor of any such move or transfer. Nothwithstanding the foregoing, to the extent that any SSW Company was required to pay, and prior to the effectiveness of this Agreement had not yet paid, any incremental royalty to any third party as the result of having granted a license to any SCI Company under this Section 3(a), such SCI Company shall promptly reimburse such SSW Company for such incremental royalty.

          (b) Each license confirmed under Section 3(a) with respect to an item of SSW Software shall in all respects be subject to and governed by the provisions of the standard form of agreement identified as being applicable thereto on Schedule 1.1(b) (or, if no such standard form of agreement is so identified, the standard form of agreement used by the applicable SSW Company to license such item of SSW Software to new third-party customers as of the date hereof), which provisions are incorporated herein by reference, and the SSW Company that is a party to such license as licensor and the SCI Company that is a party to such license as licensee shall be deemed to have made in favor of the other all of the representations, warranties and covenants of the licensor and licensee, respectively, contained in such standard form of agreement as though such representations, warranties and covenants were expressly set forth herein. In the event of any conflict between the provisions of this Agreement expressly set forth herein and the provisions of any standard form of agreement incorporated herein by reference, the provisions of this Agreement expressly set forth herein (including without limitation the provisions hereof as to the royalty-free nature and perpetual duration of the licenses granted hereunder) shall control.

          (c) Nothwithstanding anything to the contrary herein contained in the applicable standard form of agreement referred to in Section 3(b), each license confirmed under Section 3(a) with respect to an item of SSW Software under which Sterling Commerce (America), Inc. (formerly known as Sterling Software (America), Inc.) is the licensee shall permit the use of such item of SSW Software by such licensee in its data processing item of SSW Software by such licensee in its data processing center(s) in connection with the processing of information for the account of such licensee, its affiliates or its customers.

     4.   Maintenance and Support Services. The maintenance and support services
          --------------------------------
in respect of any item of SCI Software or SSW Software provided for in the standard form of agreement identified as being applicable thereto on Schedule 1.1(a) or 1.1(b) (or, if no such standard form of agreement is so identified, the standard form of agreement used by the applicable SCI Company or SSW Company to license such item of SCI Software or SSW Software to new third-party customers as of the date hereof) shall, to the extent requested by the applicable licensee, be provided by the applicable licensor to the applicable licensee on the terms specified in such standard form of agreement; provided, however, that (a) no licensee shall be required or obligated to acquire and accept maintenance and (b) the fee charged therefor by the applicable licensor
(i) shall not exceed the lowest fee then being charged by such licensor for the provision of comparable maintenance and support of such item of SCI Software or SSW Software to any unrelated third party who is a licensee of a comparable number of copies thereof and/or is authorized to permit the concurrent use thereof by comparable number of persons or (ii) in any particular case may be as otherwise mutually agreed by the applicable licensee and licensor.

     5.   Usage by Wholly Owned Subsidiaries; Further Assurances.
          -------------------------------------------------------

          (a) Each licensee of any SCI Software of SSW Software may, for so long as it remains a wholly owned subsidiary of SCI or SSW, as the case may be, assign the license for one or more copies of such software to another wholly owned subsidiary of SCI or SSW, as the case may be. SCI or SSW, as the case may be, shall cause each such assignee to comply with the provisions of this Agreement (including the provisions of the applicable standard form of agreement incorporated herein by reference) in respect of each such item of software.

          (b) Each of the parties shall, from time to time, upon the request of the other party hereto, take all actions and do all things (including without limitation executing, acknowledging and delivering any additional agreements instruments and documents) as may be reasonably necessary to consummate transactions contemplated hereby or to effectuate the intentions and purposes hereof (including with limitation the transactions contemplated by, and the intentions and purposes of, Section 5(a) hereof).

     6.   Miscellaneous.
          -------------

          (a)  Term.  This Agreement shall become effective on the date on which
               ----
the purchase and sale of shares of common stock of SCI pursuant to its initial public offering of common stock first occurs and shall continue in effect thereafter in perpetuity.

          (b)  Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person except that either pary may assign this Agreement to any of its affiliates.

          (c)  No Third-Party Beneficiaries.  Nothwithstanding expressed or
               ----------------------------
implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

          (d)  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement among the parties with respect to the subject matter hereof.

          (e)  Amendment.  This Agreement may not be amended except by an
               ---------
instrument signed by the parties hereto.

          (f)  Waivers.  Either party hereto may (i) extend the time for the
               -------
performance of any of the obligations or other act of the other party, (ii) waive any inaccuracies in the representations and warranties contained herein, or (iii) waive compliance with any of the agreements contained herein. No waiver of any term shall be construed as a waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

          (g)  Severability.  If any provision of this Agreement is invalid,
               ------------
illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

          (h)  Headings.  Section headings in this Agreement are included herein
               --------
for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (i)  Notices.  All notices given in connection with this Agreement
               -------
shall be in writing. Service of such notices shall be deemed complete (i) if hand delivered, on the date of delivery, (ii) if by mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid, or (iii) if sent by

FedEx or equivalent courier service, on the next business day. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

If to any SCI Company:                  c/o Sterling Commerce, Inc.
                                        8080 N. Central, Suite 1100
                                        Dallas, Texas  75206
                                        Attention:  President

If to any SSW Company:                  c/o Sterling Software, Inc.
                                        8080 N. Central, Suite 1100
                                        Dallas,Texas  75206
                                        Attention:  President

          (j)  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the law of the State of Delaware, without giving effect to the principles of conflict or laws of such State.

          (k)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

THE SCI COMPANIES                              THE SSW COMPANIES
- -----------------                              -----------------

STERLING COMMERCE, INC.                        STERLING SOFTWARE, INC.


By: /s/ Albert K. Hoover                       By: /s/ Jeannette P. Meier
    --------------------------                     ----------------------------
    Albert K. Hoover,                              Jeannette P. Meier,
    Vice President                                 Executive Vice President


STERLING COMMERCE (NORTHERN                    STERLING SOFTWARE (U.S. OF
AMERICA), INC.                                 AMERICA), INC.


By: /s/ Albert K. Hoover                       By: /s/ Jeannette P. Meier
    --------------------------                     ----------------------------
    Albert K. Hoover,                              Jeannette P. Meier,
    Vice President                                 Vice President


STERLING COMMERCE (AMERICA),                   STERLING SOFTWARE (U.S.A.),
INC.                                           INC.


By: /s/ Albert K. Hoover                       By: /s/ Jeannette P. Meier
    --------------------------                     ----------------------------
    Albert K. Hoover,                              Jeannette P. Meier,
    Vice President                                 Vice President


STERLING SOFTWARE (MID                         STERLING SOFTWARE (SOUTHERN),
AMERICA), INC. (to be renamed                  INC.
Sterling Commerce (Mid
America), Inc.)
                                               By: /s/ Jeannette P. Meier
                                                   ----------------------------
                                                   Jeannette P. Meier,
By: /s/ Albert K. Hoover                           Vice President
    --------------------------
    Albert K. Hoover,
    Vice President
                                               STERLING SOFTWARE (U.S.) OF INC.


                                               By: /s/ Jeannette P. Meier
                                                   ----------------------------
                                                   Jeannette P. Meier,
                                                   Vice President

                                               STERLING SOFTWARE
                                               INTERNATIONAL, INC.

                                               By: /s/ Jeannette P. Meier
                                                   ----------------------------
                                                   Jeannette P. Meier,
                                                   Vice President

                                Schedule 1.1(a)
                                 SCI Software

A.   SCI Software of Sterling Commerce, Inc./1/

                       Form of Agreement                     No. of Concurrent
  Name of Software   Applicable Standard     Licensee(s)     Users/No. of Copies
- -------------------  -------------------  -----------------  -----------------
1. CONNECT:Firewall  Exhibit A to this    Sterling Software,       25 Copies
                     Schedule 1.1(a)      Inc./2/

2. CONNECT:Direct    Exhibit A to this    Sterling Software         1 Copy
                     Schedule 1.1(a)      (U.S. of America),
                                          Inc.
______________________

1.  Successor by merger to Sterling Software (North America), Inc.

2.  Successor by merger to Sterling Software (United States of America), Inc.

================================================================================

                                                                       Exhibit A

[LOGO OF STERLING SOFTWARE APPEARS HERE]


                          SOFTWARE LICENSE AGREEMENT
                                    between
                    Sterling Software (North America), Inc.
                                      and

                  ___________________________________________
                                  (Customer)

                  ___________________________________________
                                   (Address)

                  ___________________________________________
                     (City)          (State)         (Zip)


THIS AGREEMENT sets forth the terms and conditions under which the parties agree
- --------------
that Sterling Software (North America), Inc. ("Sterling Software"), a wholly owned subsidiary of Sterling Software, Inc., shall grant Customer a license to use certain software and related documentation (the "Software") as specifically identified in one or more separately executed schedules hereto (the "Schedules"). In the event of a conflict between the terms and conditions of this Agreement and a Schedule, the terms and conditions of the Schedule shall prevail.

LICENSE GRANT Sterling Software hereby grants to Customer a nontransferable,
- -------------
nonexclusive and perpetual license to use the object code form of each item of Software licensed hereunder and two (2) copies of related documentation in accordance with the terms and conditions of this Agreement. Each license granted hereunder permits Customer to execute one (1) copy of the applicable Software only at the address specified in the applicable Schedule therefor (the "Designated Location") and only on the specific CPU (the "Designated CPU") for which it was licensed as specified on such Schedule.

Customer may use the Software (i) to transmit information to and receive information from those companies who routinely trade or transmit business with Customer as a normal course of business, (ii) for internal use in connection with its own business requirements, and (iii) in connection with any services it is providing to its parent corporation or to wholly owned subsidiaries of Customer or its parent. Customer shall not charge, or allow others to charge, any such party for use of the Software and shall not use the Software in the operation of a service bureau or otherwise use the Software, either directly or indirectly, for any revenue generation purpose, except where internal cost transfers are made in connection with corporate processing services provided to its parent corporation or to wholly owned subsidiaries of Customer or its parent corporation.

CONTENT AND ENTIRE AGREEMENT This Agreement and any Schedule or amendment hereto
- ----------------------------
is subject to final review and acceptance at Sterling Software's headquarters location. This Agreement includes the General Terms and Conditions on the reverse side and each Schedule hereto. The parties agree that this Agreement constitutes the complete and exclusive statement of the terms and conditions between the parties covering the performance hereof and cannot be altered, amended, or modified except in writing which is signed by an authorized representative of each party. The terms and conditions of any purchase order or other instrument issued by Customer in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement are null and void and shall not be binding on Sterling Software. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

All terms and conditions of this Agreement are agreed to by:


STERLING SOFTWARE (NORTH AMERICA), INC.
COMMUNICATIONS SOFTWARE DIVISION                 _______________________________
                                                            Customer

By: ____________________________________     By: _______________________________
                  Signature                                 Signature

Name: __________________________________     Name: _____________________________
               (Type or Print)                            (Type or Print)

Title: _________________________________     Title: ____________________________

Date: __________________________________     Date: _____________________________


================================================================================

================================================================================

                         GENERAL TERMS AND CONDITIONS

1.     DESIGNATED LOCATION AND CPU
       ---------------------------

1.1 Customer may install the Software on another CPU of the same operating system at the same or another Customer location for backup purposes on an emergency basis. If Customer's Designated CPU is temporarily inoperative, the license granted hereunder shall be automatically extended without charge or prior consent to permit use of the Software on such backup CPU on an interim basis. When the Designated CPU becomes operational, Customer shall promptly return the Software to the Designated CPU at the Designated Location and the aforementioned temporary extension of this license shall be revoked.

1.2 Provided Customer is current on all License and Maintenance fees payable. Customer may permanently transfer the Software if the Designated Location is relocated to another Customer location and use of the Software is discontinued at the Designated Location. Such right is granted on the condition that the Software is used on the same CPU or a CPU of the same classification as based on Sterling Software's then current price list. Customer shall give Sterling Software written notice no less than thirty
       (30) days prior to such relocation and register with Sterling Software the address of the new location and the make, model and serial number of the CPU on which the Software is installed and shall further certify to Sterling Software that use of the Software has been discontinued at the prior location. Such new location and CPU shall be the new Designated Location and the new Designated CPU.

1.3 Use of the Software on a higher classification of CPU than licensed under the Schedule, as based on Sterling Software's then current price list and/or use of a workstation version of the Software for a greater number of workstations than licensed under the Schedule shall require the payment of an upgrade fee in accordance with Sterling Software's then current terms and fees, which payment shall be due and payable on the applicable date on which the upgrade first occurred.

2.     CHARGES, FEES, PAYMENT AND INVOICING
       ------------------------------------

2.1 Software License fees are specified on the applicable Schedule and Extended Maintenance fees shall be as specified in Section 3 hereof. Payment of all fees and charges shall be due within thirty (30) days from receipt of Sterling Software's applicable invoice. All past due amounts are subject to a late charge equal to one and one-half percent (1 1/2%) per month.

2.2 Any services if requested by Customer and rendered by Sterling Software, which are not part of the services Sterling Software has agreed to perform as a part of this Agreement will be charged to Customer at Sterling Software's standard rates then in effect. Customer shall also reimburse Sterling Software for all reasonable out-of-pocket expenses, including all transportation, lodging, meals and other expenditures related to services provided by Sterling Software under this Agreement.

2.3 The prices and charges hereunder do not include any amount for taxes or duties. If any duty, sales, use, excise, property or other tax, penalties or interest, is, or should ultimately be, assessed against or is required to be collected by Sterling Software or by any taxing authority in connection with their performance required hereunder, Customer agrees to pay any and all such charges. This Section 2.3 does not apply to Sterling Software's income or franchise taxes or to taxes for which Customer provides Sterling Software with a valid tax exemption certificate.

3.     SOFTWARE MAINTENANCE
       --------------------

3.1 For an initial period ending six (6) months from the License Effective Date on the applicable Schedule (the "Initial Maintenance Period"), Sterling Software will provide maintenance services to the Designated Location at no additional charge to Customer. Maintenance shall include
       (i) reasonable telephone support, (ii) correction of errors to keep the Software in conformance with the user documentation, and (iii) releases, modifications, refinements and enhancements made to the Software which are provided to Sterling Software's general client base at no additional charge.

3.2 Continuation of Maintenance beyond the Initial Maintenance Period is defined as "Extended Maintenance". For as long as Sterling Software is offering maintenance services for the Software, Extended Maintenance shall automatically be provided and renewed in increments of twelve (12) months each, commencing on expiration of the Initial Maintenance Period. The charge for Extended Maintenance shall be Sterling Software's standard annual maintenance charge then in effect at the time of such renewal. Customer may elect to discontinue Extended Maintenance service upon giving Sterling Software written notice no less than thirty (30) days prior to the commencement of any Extended Maintenance period. Such discontinuance shall not affect Customer's right to use the Software or void the license rights granted under the license for the Software. Should Customer later decide to reinstate maintenance for the Software, Customer shall pay Sterling Software's then current reinstatement fee in effect at the time of the reinstatement.

4.     PROPRIETARY DATA
       ----------------

4.1 The Software and related information and materials (the "Proprietary Information") constitute trade secrets and proprietary data of Sterling Software and any third party from whom Sterling Software has received marketing rights (the "Third Party Licensor") and nothing in this Agreement shall be construed to convey any title or ownership rights to Customer. Customer agrees to receive and hold in confidence and not disclose in any manner to any third parties (other than consultants under contract with Customer who have agreed in writing to be bound by the terms of this Section 4) the Software, user documentation or any other materials delivered to it or information disclosed to it (collectively the "Proprietary Information") by Sterling Software. Customer shall not encumber, furnish, sell, give, assign, distribute, or otherwise make available the Proprietary Information to any other person, firm, or corporation without the prior written consent of Sterling Software and shall use best efforts to ensure that no improper or unauthorized use or disclosure of any Proprietary


================================================================================

================================================================================

       Information is made by any party. Customer shall not reverse engineer, decompile, disassemble or apply any process, technique, procedure or make any attempt to ascertain or derive the source code to the Software.

4.2 Customer shall provide reasonable assistance to Sterling Software in the prosecution of any third parties who violate any of Sterling Software's rights under this Agreement or rights provided by law with respect to any Software licensed hereunder to Customer. Sterling Software shall bear any associated cost and expense, provided that such violation is not the result of a breach by Customer of its obligations hereunder.

4.3 The provisions of this Section 4 shall apply to the Software as delivered by Sterling Software or as modified or otherwise enhanced by either party and to any Proprietary Information which has been given to Customer prior to the date of this Agreement.

4.4 To protect any and all of the proprietary rights of Sterling Software and/or each Third Party Licensor under this Agreement, Customer agrees to allow Sterling Software, with reasonable prior notice, to enter Customer's premises during regular business hours to audit the number of copies made and Customer's compliance with the provisions of this Agreement. Customer acknowledges that Sterling Software and each Third Party Licensor shall have the right to take all reasonable steps to protect their proprietary interests, including, but not limited to injunctive relief and any other remedies as may be available at law or in equity in the event Customer does not fulfill its obligations under this
       Section 4.

4.5 CERTAIN SOFTWARE MAY HAVE ASSET PROTECTION DEVICES WHICH RESTRICT THE INSTALLATION OF THE SOFTWARE IF IT IS USED OR MOVED IN AN UNAUTHORIZED MANNER. SUCH DEVICES SHALL NOT DISABLE OR DESTROY THE SOFTWARE OR OTHERWISE AFFECT THE USE OF THE SOFTWARE IN THE MANNER AUTHORIZED UNDER THIS AGREEMENT.

5.     SOFTWARE WARRANTY
       -----------------

5.1 If at any time within the period ending six (6) months from the License Effective Date the Software licensed hereunder substantially fails to perform the functions described in the applicable Software user documentation, Customer shall promptly notify Sterling Software in writing of such alleged nonconformance. To the extent such deficiency exists in a current unaltered release of the Software, Sterling Software shall, at its own cost and expense and within thirty (30) days of receipt of such written notification, either correct such deficiency or provide Customer with a plan acceptable to Customer for correcting the deficiency within a reasonable period of time. Should Sterling Software fail to do either, Customer may, as its sole remedy, upon giving Sterling Software written notice within five (5) days of such failure, either: (i) terminate the License to the Software and receive a refund of all license fees paid by Customer for the Software, or (ii) defer further payments for the Software until Sterling Software has corrected the deficiency, however if Sterling Software fails to correct such deficiency within a reasonable period of time, Customer shall have the option to terminate the license to such Software as provided in (i) above.

6.     IMPLEMENTATION AND ALTERATION BY CUSTOMER
       -----------------------------------------

6.1 Customer understands and agrees that failure to (i) implement all solutions, corrections, modifications, refinements, enhancements and new releases supplied by Sterling Software as a part of either Initial or Extended maintenance (the "Refinements") or (ii) any attempts by Customer to alter any Software licensed to Customer on its own and without Sterling Software's written direction or consent, shall be at Customer's sole risk and may render the Software unusable or nonconforming to Software documentation.

6.2 In no event shall Sterling Software have any obligation to support or maintain any altered Software or any Software for which Refinements have not been applied. Sterling Software shall not be responsible in any regard and shall incur no liability for infringement claims or any nonperformance. Software errors or any nonconformance to Software documentation, which occur as a result of any alteration made by Customer or for Customer's failure to implement any Refinements.

7.     INFRINGEMENT INDEMNIFICATION
       ----------------------------

7.1 Sterling Software warrants and represents that it has the right to enter into this Agreement and to grant to Customer the rights granted hereunder. Sterling Software will indemnify, defend and hold Customer harmless from any action brought against Customer that is based on a claim that Sterling Software did not have the right to enter into this Agreement or that any Software, when used within the scope of this Agreement (and not in combination with any non-Sterling Software programs or data), infringes a United States patent, copyright, or trade secret. In such event, Customer shall give Sterling Software prompt written notice of any claim and Sterling Software shall have sole control of the defense, settlement or compromise of any such claim. Customer may elect to participate in any such action with an attorney of its own choice and at its own expense.

7.2 Should the Software become, or in Sterling Software's opinion is likely to become, the subject of a claim of infringement, Sterling Software may
       (i) procure for Customer the right to continue using the Software, or
       (ii) replace or modify the Software to make it non-infringing, or (iii) terminate the license for the Software. Upon termination of the license and return of the Software and all related documentation, Sterling Software will refund to Customer, as Customer's sole remedy, all license fees paid by Customer for the terminated license, less an amount equal to one sixtieth (1/60th) of such license fees for each month or any portion thereof which has elapsed since the effective date of the applicable License. The foregoing states the entire liability of Sterling Software with respect to any claim of infringement regarding the Software.

8.     TERMINATION
       -----------

8.1 In addition to the termination rights granted under Sections 5.1 and 7.2, this Agreement or any license created hereunder may

================================================================================
     be terminated as follows

     8.1.1 By Customer, on or before the License Effective Date, provided Customer notifies Sterling Software in writing twenty four (24) business hours prior to the License Effective Date.

     8.1.2 By either Sterling Software or Customer by notice in writing, provided the basis for such termination is a material failure by the other party to perform its responsibilities and obligations under this Agreement and such material failure is not corrected within thirty (30) days from the date such notice is received.

     8.1.3 Upon termination or expiration of this Agreement, Customer shall promptly discontinue use of the affected Software and return all copies of the Software and all related documentation and materials in its possession or control to Sterling Software. The provisions of Section 4 shall survive expiration or termination of this Agreement or any license created hereunder.

9.   DISCLAIMER OF ADDITIONAL WARRANTIES
     -----------------------------------

9.1 EXCEPT AS TO THE EXPRESS WARRANTIES CONTAINED IN SECTIONS 5 AND 7, STERLING SOFTWARE MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  LIMITATION OF LIABILITY
     -----------------------

10.1 EXCEPT WITH RESPECT TO STERLING SOFTWARE'S OBLIGATIONS UNDER SECTION 7, AND NOTWITHSTANDING THE FORM (E.G., CONTRACT, NEGLIGENCE OR OTHERWISE) IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY BE BROUGHT AGAINST STERLING SOFTWARE. STERLING SOFTWARE SHALL IN NO EVENT BE LIABLE HEREUNDER FOR DAMAGES WHICH EXCEED THE AMOUNT OF THE LICENSE OR SERVICE FEES PAID BY CUSTOMER FOR THE SOFTWARE OR SERVICE WHICH GAVE RISE TO SUCH DAMAGES, OR IF NOT SOFTWARE RELATED, TO THE AMOUNT OF LICENSE FEES PAID IN THE ONE (1) YEAR PRIOR TO THE DATE ON WHICH THE EVENT GIVING RISE TO SUCH DAMAGES OCCURRED. IN NO EVENT SHALL STERLING SOFTWARE BE LIABLE FOR LOSS OF PROFIT OR FOR SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR ANY OTHER INDIRECT DAMAGES SUCH AS, BUT NOT LIMITED TO, EXEMPLARY OR PUNITIVE DAMAGES, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.2 Sterling Software shall not be liable for any delay, nonperformance or related damages if such delay or nonperformance was due to causes beyond its reasonable control, including, but not limited to acts of God, electrical power failure, loss of communications or the delay of Customer or third parties.

11.  CONFIDENTIALITY OF CUSTOMER DATA
     --------------------------------

11.1 Sterling Software agrees to maintain the confidentiality of certain materials and data relating to Customer's business which are made available to Sterling Software under the scope of this Agreement and which are not publicly known or available from other sources and which Customer indicates in writing are confidential. Sterling Software shall use reasonable efforts to confine knowledge of such materials and data to only their employees who require such knowledge and use in the ordinary course and scope of their employment by Sterling Software.

12.  GENERAL
     -------

12.1 Customer may not assign its rights under this Agreement or any license created hereunder, by contract or operation of law or otherwise, without Sterling Software's prior written consent and any unauthorized assignment shall be void and of no effect. Assignment, if authorized, will be subject to payment of the applicable fee then in effect. Customer may however, assign this Agreement or any Software license hereunder to its parent corporation or to a wholly owned subsidiary of Customer or its parent corporation, provided (i) such parties do not directly or indirectly compete with Sterling Software, (ii) Customer and any such assignee are current in all license and maintenance fee payments to Sterling Software, and (iii) Sterling Software is given no less than thirty (30) days prior written notification of such assignment.

12.2 If any provision of this Agreement is determined to be invalid or unenforceable, such provision shall be deemed to be severed from this Agreement and shall not cause the remainder of this Agreement to be invalid or unenforceable.

12.3 The waiver of any rights or election of any remedy shall not constitute a waiver of such right or right to employ such remedy at a later time. A waiver shall be effective only if made in writing and signed by an officer of the party making such waiver.

================================================================================

[LOGO OF STERLING SOFTWARE APPEARS HERE]

SCHEDULE TO SOFTWARE LICENSE AGREEMENT

This Schedule supplements and amends the Software License Agreement referenced herein (the "Agreement") by and between Sterling Software (North America), Inc., a wholly owned subsidiary of Sterling Software, Inc. ("Sterling Software") and the party identified in the signature block set forth below ("Customer") to license the Software listed below for the following Designated Location:

Designated Location:                    License Agreement Dated:
                                        Offer Expiration Date:


Customer hereby represents that it has the right and authority to amend the Agreement and execute this Schedule and agrees to be bound by the terms and conditions of the Agreement and this Schedule.
________________________________________________________________________________
                                  Designated                 License
                                  CPU Model    Designated    Effective  License
  Software  License Type   Qty.   & Group #    CPU Serial #   Date        Fee
________________________________________________________________________________



























________________________________________________________________________________

Sterling Software (North America), Inc.
Communications Software Division                 _______________________________
                                                             Customer

By: ____________________________________     By: _______________________________
                 Signature                                  Signature

Name: __________________________________     Name: _____________________________
               (Type or Print)                            (Type or Print)

Title: _________________________________     Title: ____________________________

Date: __________________________________     Date: _____________________________

================================================================================

================================================================================

ADDITIONAL TERMS AND CONDITIONS

1 General: This Schedule amends the Agreement referenced on the face page hereof to add the specified Software and to incorporate the changes set forth below for the Software licensed herein. Any references to "Product", "Program","Licensed Product or Program", or "Software" in the Agreement shall be deemed to include the Software licensed under this Schedule. All terms and conditions of the Agreement which are unchanged by this Schedule shall remain in full force and effect.

2 License Effective Date: Notwithstanding anything to the contrary set forth in the Agreement, there shall be no trial period or acceptance period applicable to the Software licensed herein and the effective date of such license shall be as set forth on the face of this Schedule.

3 Payment: Payment of fees for the Software shall be made within thirty (30) days from receipt of Sterling Software's applicable invoice, unless otherwise specified. All past due amounts are subject to a late charge equal to one and one-half percent (1 1/2%) per month.

4 License: The license granted hereunder is nonexclusive, nontransferable and perpetual and permits Customer to execute one copy of the object code version of the Software on the Designated CPU at the Designated Location specified on the face of this Schedule. Customer may use the Software (i) to transmit information to and receive information from those companies who routinely trade or transmit business with Customer as a normal course of business, (ii) for internal use in connection with its own business requirements, and (iii) in connection with any services it is providing to its parent corporation or to wholly owned subsidiaries of Customer or its parent. Customer shall not charge, or allow others to charge, any such party for use of the Software and shall not use the Software in the operation of a service bureau or otherwise use the Software, either directly or indirectly, for any revenue generation purpose, except where internal cost transfers are made in connection with corporate processing services provided to its parent corporation or to wholly owned subsidiaries of Customer or its parent corporation. Installation and execution of the Software shall be limited to the United States.

     Notwithstanding the foregoing, a Workstation License may be available for the Software provided Sterling Software makes such Workstation License available to Sterling Software's general client base. A Workstation License shall allow installation and use of one copy of the Software on a single Workstation unless otherwise indicated on the face of this schedule.

5 Asset Protection Devices: Certain Software may have asset protection devices which restrict installation of the Software if it is used or moved in an unauthorized manner. Such devices shall not disable or destroy the Software or otherwise affect the use of the Software in the manner authorized under the Agreement.

6 Upgrades: Use of the Software on a higher classification of CPU, as based on Sterling Software's price list, and/or use of a Workstation version of the Software for a greater number of Workstations shall require the payment of an upgrade fee in accordance with Sterling Software's then current terms and fees which payment shall be due and payable on the applicable date on which the upgrade first occurred in the event of a CPU upgrade. Customer shall discontinue use of the Software on the previously licensed CPU within thirty (30) days after execution of this Schedule.

7 Maintenance: For an initial period ending (i) three (3) months from the effective date of the License for PC software, and (ii) six (6) months from the effective date of the License for all other software products (the "Initial Maintenance Period"), Sterling Software will provide maintenance services to the Designated Location for the Software licensed thereon at no additional charge to Customer. Continuation of maintenance beyond the Initial Maintenance Period is defined as "Extended Maintenance." For as long as Sterling Software is offering maintenance services for the Software, Extended Maintenance shall automatically be provided and renewed in increments of twelve (12) months each, commencing on expiration of the Initial Maintenance Period. The charge for Extended Maintenance shall be Sterling Software's standard annual maintenance charge then in effect at the time of such renewal. Customer may elect to discontinue Extended Maintenance service upon giving Sterling Software written notice no less than thirty (30) days prior to the commencement of any Extended Maintenance Period. Should Customer later decide to reinstate maintenance for the Software, Customer shall pay Sterling Software's then current reinstatement fee in effect at the time of the reinstatement. Exceptions to the foregoing are as follows:

     CPU Upgrades - The maintenance renewal date for the Software shall not
     ------------
     change and Maintenance fees shall not increase until expiration of the current maintenance period. Thereafter, Maintenance shall renew pursuant to the terms and conditions of the Applicable License.

     Workstation License - Maintenance shall be provided as set forth above;
     -------------------
     however, maintenance shall be provided only for the number of Workstations set forth on the face of this Schedule.

8. Assignment: Customer may not assign its rights under this Agreement or any license created hereunder, by contract or operation of law or otherwise, without Sterling Software's prior written consent and any unauthorized assignment shall be void and of no effect. Assignment, if authorized, will be subject to payment of the applicable fee then in effect. Customer may however, assign this Agreement or any Software license hereunder to its parent corporation or to a wholly owned subsidiary of Customer or its parent corporation, provided (i) such parties do not directly or indirectly compete with Sterling Software, (ii) Customer and any such assignee are current in all license and maintenance fee payments to Sterling Software, and (iii) Sterling Software is given no less than thirty (30) days prior written notification of such assignment.

================================================================================

[LOGO OF STERLING SOFTWARE APPEARS HERE]

                               LICENSE AGREEMENT

This License Agreement is between Sterling Software (North America), Inc. and
____________________________________________________________________________

____________________________________________________________________________
hereinafter referred to as "Customer".

THIS AGREEMENT sets forth the terms and conditions under which the parties agree
- --------------
that Sterling Software (North America), Inc. ("Sterling Software"), a wholly owned subsidiary of Sterling Software, Inc., shall grant Customer a license to use the software specifically identified in one or more separately executed schedules hereto (the "Schedules"), one (1) copy of the applicable user documentation, and subject to Section 5 hereof, all releases, modifications, enhancements and refinements (collectively the "Software").

This Agreement and the applicable Schedules constitute the entire Agreement between Sterling Software and Customer and shall be construed and enforced in accordance with the laws of the State of Texas. This Agreement supersedes all other agreements, proposals, purchase orders, representations and other understandings regarding the Software, whether oral or written, between the parties. No alterations or modifications of this Agreement will be valid unless made in writing and signed by both parties. This Agreement and any Schedule attached hereto are not effective until signed by Sterling Software.

1. LICENSE GRANT
   -------------

Sterling Software grants to Customer a nontransferable, nonassignable, nonexclusive and perpetual license to execute one (1) copy of the object code form of the Software at the specific address (the "Designated Location") and on the specific CPU (the "Designated CPU") specified on the applicable Schedule. Customer's right to use the Software is limited to Customer's internal use and Customer shall not use the Software for the processing of data of other parties or in connection with the operation of a service bureau.

Customer may make one (1) copy of the Software for disaster recovery backup purposes and may install the Software on another CPU of the same operating system at the same or another Customer location in an emergency situation.

The Software shall be delivered to Customer in the US version only which version
(i) is subject to US export laws; (ii) cannot be exported outside of the US without a valid export license; and (iii) cannot be exported outside of the United States without Sterling Software's prior written consent.

2. CHARGES, FEES, PAYMENT AND INVOICING
   ------------------------------------

All fees and charges shall be due within thirty (30) days from receipt of Sterling Software's applicable invoice. Customer agrees to pay any and all duties, sales, use, excise, property or other taxes, penalties or interest, that may be imposed by any taxing authority in connection with Customer's performance hereunder. All past due amounts are subject to a late charge equal to one and one-half percent (1 1/2%) per month.

Any services, if requested by Customer and rendered by Sterling Software, which are not part of the services Sterling Software has agreed to perform as a part of this Agreement will be charged to Customer at Sterling Software's standard rates then in effect. Customer shall also reimburse Sterling Software for all reasonable out-of-pocket expenses, including all transportation, lodging, meals and other expenditures related to such services.

3. SOFTWARE WARRANTY
   -----------------
Should the Software substantially fail to perform the functions described in the applicable Software user documentation at any time during the period ending six
(6) months from the effective date of the License. Customer shall promptly notify Sterling Software in writing of such alleged nonconformance, providing complete details. If Sterling Software is unable to either correct such deficiency within thirty (30) days after receipt of such notification or provide Customer with a plan acceptable to Customer for correcting the deficiency, Customer may, as its sole remedy, upon written notice thereof within five (5) days thereafter, terminate the license to the Software and receive a refund of all License fees paid by Customer for the Software, EXCEPT AS TO THE EXPRESS WARRANTIES CONTAINED IN THIS SECTION, STERLING SOFTWARE MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4. PROPRIETARY DATA
   ----------------

The Software and related information and materials (the "Proprietary Information") constitute trade secrets and proprietary data of Sterling Software and any third party from whom Sterling Software has received marketing rights (the "Third Party Licensor") and nothing in this Agreement shall be construed to convey any title or ownership rights to Customer. Customer agrees to receive and hold in confidence and not disclose in any manner to any third parties the Software, user documentation or any other materials delivered to it or information disclosed to it (collectively the "Proprietary Information") by Sterling Software. Customer shall not encumber, furnish, sell, give, assign, distribute, or otherwise make available the Proprietary Information to any other person, firm, or corporation without the prior written consent of Sterling Software. Customer shall not reverse engineer, decompile, disassemble or apply any process, technique, procedure or make any attempt to ascertain or derive the source code to the Software.

Sterling Software reserves the right, upon reasonable prior notice, to enter Customer's premises during regular business hours to audit Customer's compliance with the provisions of the Agreement. Customer acknowledges that Sterling Software and its Third Party Licensor shall have the right to take all reasonable steps to protect their proprietary interests in the Software, including, but not limited to, injunctive relief and any other remedies as may be available at law or in equity in the event Customer does not fulfill its obligations under this Section.

5.   SOFTWARE MAINTENANCE
     --------------------

For an initial period ending six (6) months from the effective date of the License (the "Initial Maintenance Period"), Sterling Software shall provide Maintenance for the Software at no additional charge to Customer. Maintenance shall include (i) reasonable telephone support, (ii) correction of errors to keep the Software in conformance with the user documentation, and (iii) releases, modifications, refinements and enhancements made to the Software which are provided to Sterling Software's general client base at no additional charge (the "Refinements").

Continuation of Maintenance beyond the Initial Maintenance Period is defined as "Extended Maintenance". For as long as Sterling Software is offering Maintenance for the Software, Extended Maintenance shall automatically be provided and renewed in increments of twelve (12) months each, commencing upon expiration of the Initial Maintenance Period. The Charge for Extended Maintenance shall be Sterling Software's standard Extended Maintenance charge in effect at the time of renewal.

6.   IMPLEMENTATION AND ALTERATION BY CUSTOMER
     -----------------------------------------

Customer understands and agrees that failure to (i) implement all Refinements supplied by Sterling Software as a part of Maintenance or (ii) any attempts by Customer to alter any Software licensed to Customer on its own and without Sterling Software's written direction or consent, shall be at Customer's sole risk and may render the Software unusable or nonconforming to Software documentation. Sterling Software shall have no obligation to support or maintain any such Software, and shall have no liability for infringement claims. Software errors or any nonconformance to Software documentation, which occur as a result of any alteration made by Customer or for Customer's failure to implement any Refinements.

7.   INFRINGEMENT INDEMNIFICATION
     ----------------------------

Subject to the second paragraph of this section, Sterling Software will indemnify, defend and hold Customer harmless from any action brought against Customer that is based on a claim that Sterling Software did not have the right to enter into this Agreement or that any Software, when used within the scope of this Agreement (and not in combination with any non-Sterling Software software programs or data), infringes a United States patent, copyright, or trade secret. In such event, Customer shall give Sterling Software prompt written notice of any claim and Sterling Software shall have sole control of the defense, settlement or compromise of any such claim. Customer may elect to participate in any such action with an attorney of its own choice and at its own expense.

Should any Software become, or in Sterling Software's opinion is likely to become, the subject of a claim of infringement, Sterling may at its option (i) procure for Customer the right to continue using the Software, or (ii) replace or modify the Software to make it non-infringing, or (iii) terminate the license for the Software. Upon termination of the license and return of the Software and all related documentation, as its sole liability and Customer's sole remedy, Sterling Software will refund to Customer, all license fees paid by Customer for the terminated license, less an amount equal to one sixtieth (1/60th) of such license fees for each month or any portion thereof which has elapsed since the effective date of the applicable License. The foregoing states the entire liability of Sterling Software with respect to any claim of infringement regarding the Software.

8.   TERMINATION
     -----------

In addition to the termination rights granted under Section 3, this Agreement or any license created hereunder may be terminated by either Sterling Software or Customer by notice in writing, provided the basis for such termination is a material failure by the other party to perform its responsibilities and obligations under this Agreement and such material failure is not corrected within thirty (30) days from the date such notice is received. Upon any such termination, Customer shall promptly discontinue use of the Software and return all copies of the Software and all related documentation and materials in its possession or control to Sterling Software. The provisions of Section 4 shall survive expiration or termination of this Agreement or any license created hereunder.

9. LIMITATION OF LIABILITY
   -----------------------

IN NO EVENT SHALL STERLING SOFTWARE BE LIABLE FOR LOSS OF PROFIT OR FOR SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR ANY OTHER INDIRECT DAMAGES SUCH AS, BUT NOT LIMITED TO, EXEMPLARY OR PUNITIVE DAMAGES, REGARDLESS OF THE FORM (E.G., CONTRACT, NEGLIGENCE OR OTHERWISE) IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY
BE BROUGHT AGAINST STERLING SOFTWARE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO STERLING SOFTWARE'S OBLIGATIONS UNDER SECTION 7, STERLING SOFTWARE SHALL IN NO EVENT BE LIABLE HEREUNDER FOR DIRECT DAMAGES WHICH EXCEED THE AMOUNT OF THE LICENSE FEES PAID BY CUSTOMER FOR THE SOFTWARE.

All terms and conditions of this Agreement are agreed to by:

STERLING SOFTWARE (NORTH AMERICA), INC.

BY:___________________________________

NAME:_________________________________

TITLE:________________________________

DATE:_________________________________


CUSTOMER:_____________________________

BY:___________________________________

NAME:_________________________________

TITLE:________________________________

DATE:_________________________________

ADDRESS:______________________________

______________________________________

================================================================================

[LOGO OF STERLING SOFTWARE APPEARS HERE]

SCHEDULE TO LICENSE AGREEMENT

This Schedule supplements and amends the License Agreement referenced herein (the "Agreement") by and between Sterling Software (North America), Inc., a wholly owned subsidiary of Sterling Software, Inc. ("Sterling Software") and the party identified in the signature block set forth below ("Customer") to license the Software listed below for the following Designated Location:

Designated Location:                    License Agreement Dated:
                                        Offer Expiration Date:


CUSTOMER HEREBY REPRESENTS THAT IT HAS THE RIGHT AND AUTHORITY TO AMEND THE AGREEMENT AND EXECUTE THIS SCHEDULE AND AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THE AGREEMENT AND THIS SCHEDULE.
_______________________________________________________________________________
                                         Designated
                                         CPU Model      Designated    License
   Software    License Type     Qty.     & Group#       CPU Serial#     Fee
_______________________________________________________________________________















_______________________________________________________________________________

STERLING SOFTWARE (NORTH AMERICA), INC.           _____________________________
                                                             Customer

By: _____________________________________     By: _____________________________
                  Signature                                 Signature

Name: ___________________________________     Name: ___________________________
               (Type or Print)                           (Type or Print)

Title: __________________________________     Title: __________________________

Date: ___________________________________     Date: ___________________________

                                                                    Page 1 of 1
================================================================================

                                Schedule 1.1(b)
                                 SSW Software


A.   SSW Software of Sterling Software (Southern), Inc.

                      Form of Agreement                       No. of Concurrent
  Name of Software   Applicable Standard     Licensee(s)     Users/No. of Copies
- -------------------  -------------------  -----------------  -------------------
1.  ANSWER:Comparex   Exhibit A to this   Sterling Commerce         1 Copy
                      Schedule 1.1(b)     (America), Inc./1/

                                          Sterling Commerce         1 Copy
                                          (Mid America),
                                          Inc./2/

                                          Sterling Commerce         1 Copy
                                          (Northern America),
                                          Inc./3/

2.  ANSWER:Zim        Exhibit A to this   Sterling Commerce        10 Copies
                      Schedule 1.1(b)     (America), Inc./1/

3.  VISION:Builder    Exhibit A to this   Sterling Commerce        30 Copies
                      Schedule 1.1(b)     (America), Inc./1/

4.  VISION:Report     Exhibit A to this   Sterling Commerce       200 Copies
                      Schedule 1.1(b)     (America), Inc./1/

5.  VISION:Results    Exhibit A to this   Sterling Commerce       200 Copies
                      Schedule 1.1(b)     (America), Inc./1/

6.  VISION:Inquiry    Exhibit A to this   Sterling Commerce        30 Copies
                      Schedule 1.1(b)     (America), Inc./1/

____________________

1.   Formerly known as Sterling Software (America), Inc.
2.   Formerly known as Sterling Software (Mid America), Inc.
3.   Formerly known as Sterling Software (Northern America), Inc.
4.   Successor by merger to Sterling Software (North America), Inc.

                       Form of Agreement                     No. of Concurrent
  Name of Software    Applicable Standard     Licensee(s)    Users/No. of Copies
- -------------------   -------------------  -----------------  -----------------
7.  VISION:Journey    Exhibit A to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (Northern America),
                                           Inc./3/

8.  VISION:Testpro    Exhibit A to this    Sterling Commerce,       15 Copies
                      Schedule 1.1(b)      (America), Inc./1/

                                           Sterling Commerce,   1 Copy/5 Users
                                           (Northern America),
                                           Inc./3/

9.  VISION:Interface  Exhibit A to this    Sterling Commerce,      200 Copies
    for SQL           Schedule 1.1(b)      (America), Inc./1/

10. VISION:Online     Exhibit A to this    Sterling Commerce,        1 Copy
    TSO               Schedule 1.1(b)      (America), Inc./1/

11. VISION:Excel      Exhibit A to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

12. VISION:Inform     Exhibit A to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

13. VISION:Data       Exhibit A to this    Sterling Commerce,      500 Copies
                      Schedule 1.1(b)      (America), Inc./1/

14. VISION:Manage     Exhibit A to this    Sterling Commerce,        5 Copies
                      Schedule 1.1(b)      (America), Inc./1/

15. Key:Suite for     Exhibit B to this    Sterling Commerce,       10 Copies
    Workgroups        Schedule 1.1(b)      (America), Inc./1/



____________________

1.   Formerly known as Sterling Software (America), Inc.
2.   Formerly known as Sterling Software (Mid America), Inc.
3.   Formerly known as Sterling Software (Northern America), Inc.
4.   Successor by merger to Sterling Software (North America), Inc.

                      Form of Agreement                       No. of Concurrent
  Name of Software   Applicable Standard     Licensee(s)     Users/No. of Copies
- -------------------  -------------------  -----------------  -------------------
16. KEY:Design       Exhibit B to this    Sterling Commerce,      30 Copies
                     Schedule 1.1(b)      (America), Inc./1/

17. KEY:Analyze      Exhibit B to this    Sterling Commerce,      30 Copies
                     Schedule 1.1(b)      (America), Inc./1/

18. CLEAR:Access     Exhibit C to this    Sterling Commerce,      30 Copies
                     Schedule 1.1(b)      (America), Inc./1/

19. STAR:Flashpoint  Exhibit D to this    Sterling Commerce,       5 Copies
                     Schedule 1.1(b)      (America), Inc./1/

                                          Sterling Commerce,       1 Copy
                                          (Northern America),
                                          Inc./3/


____________________

1.   Formerly known as Sterling Software (America), Inc.
2.   Formerly known as Sterling Software (Mid America), Inc.
3.   Formerly known as Sterling Software (Northern America), Inc.
4.   Successor by merger to Sterling Software (North America), Inc.

B.   SSW Software of Sterling Software (U.S.A.), Inc.

                       Form of Agreement                     No. of Concurrent
  Name of Software    Applicable Standard     Licensee(s)    Users/No. of Copies
- -------------------   -------------------  ----------------- -------------------
1.  SAMS:Compress     Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

2.  SAMS:Defrag       Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

3.  SAMS:Save         Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

4.  SAMS:Allocate     Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

5.  SAMS:Expert       Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

6.  SAMS:Disk         Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

7.  SAMS:Vantage      Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (America), Inc./1/

8.  DMS:PC            Exhibit E to this    Sterling Commerce,      250 Copies
                      Schedule 1.1(b)      (America), Inc./1/

9.  INSYNCH           Exhibit E to this    Sterling Commerce,        1 Copy
                      Schedule 1.1(b)      (Mid America), Inc./2/


____________________

1.   Formerly known as Sterling Software (America), Inc.
2.   Formerly known as Sterling Software (Mid America), Inc.
3.   Formerly known as Sterling Software (Northern America), Inc.
4.   Successor by merger to Sterling Software (North America), Inc.

C.   SSW Software of Sterling Software (U.S. of America), Inc.

                      Form of Agreement                       No. of Concurrent
  Name of Software   Applicable Standard     Licensee(s)     Users/No. of Copies
- -------------------  -------------------  -----------------  -------------------
1. SOLVE:Netmaster   Exhibit F to this    Sterling Commerce,        3 Copies
                     Schedule 1.1(b)      Inc./4/

                                          Sterling Commerce,        1 Copy
                                          (Northern America),
                                          Inc./3/

2. SOLVE:Central     Exhibit F to this    Sterling Commerce,       10 Copies
                     Schedule 1.1(b)      (America), Inc./1/

3. SOLVE:For System  Exhibit F to this    Sterling Commerce,       10 Copies
   Administration    Schedule 1.1(b)      (America), Inc./1/


____________________

1.   Formerly known as Sterling Software (America), Inc.
2.   Formerly known as Sterling Software (Mid America), Inc.
3.   Formerly known as Sterling Software (Northern America), Inc.
4.   Successor by merger to Sterling Software (North America), Inc.

                                                                       Exhibit A

[LOGO OF STERLING SOFTWARE APPEARS HERE]               [LETTERHEAD APPEARS HERE]

                   NON-EXCLUSIVE PERPETUAL LICENSE AGREEMENT

Applications Management Division

DATE OF AGREEMENT ______________________________________________________________

AGREEMENT NUMBER  ______________________________________________________________

1.   LICENSE GRANT:
Sterling Software United States) Inc., a wholly-owned subsidiary of Sterling Software, Inc., by its acceptance thereof and subject to all of the terms and conditions of this Agreement hereby grants to:
________________________________________________________________________________

("Customer") a non-exclusive perpetual license, to use a designated copy in object code of and related user documentation for:

________________________________________________________________________________

(collectively, "System") on the designated central processing unit ("CPU") at the location(s) set forth below for a non-exclusive perpetual license fee ("License Fee") of:

________________________________________________________________________________

NOTE: this quote, non-exclusive perpetual License Fee is valid until:

________________________________________________________________________________

2.  CPU IDENTIFICATION AND INSTALLATION LOCATION(S)

CPU: ________________________________   CPU MODEL: _____________________________

CPU Serial Number: _____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

3. ADDITIONAL LICENSES: Additional CPU's or System(s) may be licensed by Customer pursuant to this Agreement by (i) Customer's issuance and Sterling Software's acceptance of Customer's purchase order(s) specifically incorporating the terms and conditions of this Agreement by reference or (ii) by execution by Customer and acceptance by Sterling Software of a formal amendment to this Agreement.

4.   PAYMENT:
(a) All payments shall be made in full, without discount or set off, within thirty (30) days of invoice.

(b) In addition to all charges invoiced hereunder, Customer shall pay to Sterling Software all taxes, customs and duties that are applicable to this Agreement or are measured directly by payment made under it and are required to be collected by Sterling Software or paid by Sterling Software. This provision includes sales, use, excise, and personal property taxes but does not include Sterling Software's franchise taxes, taxes based on Sterling Software's net income or taxes for which the Customer has furnished Sterling Software a bone fide tax exemption certificate.

(c) Until paid in full, all past due amounts shall bear an additional charge at one and one-half percent per month, less the sum, if any in excess of applicable state law. Fees and payments are stated and due in U.S. dollars unless otherwise indicated.

5.   TITLE
(a) Title and ownership rights to the original System(s) licensed under this Agreement and all rights to license to and otherwise convey the use of any copies of same shall remain with and are hereby retained by Sterling Software. Sterling Software represents and Customer acknowledges and agrees that the System(s) is the proprietary information and trade secret of Sterling Software, whether or not copyrighted in whole or in part.

(b) Customer's right to System(s), as a result of this Agreement, may not be assigned, sublicensed, copied, or otherwise transferred voluntarily, by operation of law or otherwise without Sterling Software's prior written consent. Sterling Software's written consent may include additional charges then currently assessed by Sterling Software. Any unauthorized transfer shall be deemed void.

6.   USE OF THE SYSTEM:
(a) The System may be used only by employees of the Customer for, by or on behalf of the Customer of the designated CPU(s) at the designated location(s) set forth in this Agreement. All data processed by the System shall be the property of the Customer.

(b) By mutual amendment to this Agreement, and subject to payment by Customer of additional charges then currently assessed by Sterling Software, the System(s) may be transferred to or utilized by Customer (i) on another CPU of the Customer; or (ii) to another CPU of third party, provided that the License remains with Customer and the third party signs Sterling Software's then current confidentiality and restriction agreement; or (iii) on the then current designated CPU which is subsequently upgraded or altered.

(c) Customer may utilize the System(s) from a terminal at another location, provided such use is available only to employees of the Customer. Such use is subject to all terms and conditions of this Agreement.

(d) The System(s) may be used on a disaster recovery CPU, for limited testing of Customer's disaster recovery plan, and in a production mode temporarily only in the event that a disaster rendered Customer's production CPU inoperative. Customer shall promptly provide written notice to Sterling Software of the disaster recovery CPU identification, location and vendor, when and if the System(s) are utilized on such disaster CPU. At the time the designated computer becomes operative, Customer shall promptly remove the System(s) from the disaster recovery CPU and the temporary extension shall be revoked.

(e) Customer shall not make any copies or duplicate the System(s) or any component thereof by any means for any purpose whatsoever, except as is required for back up security storage and disaster recovery testing, without prior written consent of Sterling Software.

(f) Customer shall not alter, decompile, disassemble, or otherwise permit alteration of the System(s).

7. NON-DISCLOSURE: Customer shall take all reasonable steps necessary to ensure that the System(s) or any portion thereof, whether or not on Customer's magnetic tape, disk or in any other medium, are not made available or disclosed by the Customer or by any of Customer's employees to any person or entity not specifically licensed by this Agreement.

8.   SYSTEM SUPPORT:
(a) During the initial annual term ("Initial Term") of this Agreement and while Customer is currently entitled to extended annual system support ("Annual System Support") Sterling Software agrees to use reasonable efforts in maintaining the then current release of the System(s) in order that such System(s) substantially perform in accordance with the applicable user documentation. The initial Term of annual system support shall be at no charge to customer.

(b) Annual System Support shall automatically commence at the end of the initial Term and renew on an annual basis thereafter at Sterling Software's then current Annual System Support fee unless such support is terminated by either party by written notice at least thirty (30) days prior to the renewal date. The Annual System Support fee and any other support terms are subject to change by Sterling Software at the end of each Annual System Support with reasonable prior written notice. Customer agrees to pay the Annual System Support fee on or before the anniversary date. The Annual System Support fee shall commence on the first (1st) anniversary date of this Agreement.

(c) Sterling Software will provide support services and System(s) Documentation for each System(s) in accordance with Sterling Software's standard policies for that System(s). Specifically, such support shall include:

     (i) Error correction along with all operational and support assistance necessary to cause the System(s) to perform in accordance with the user documentation. Sterling Software will also provide remedial support designated to provide a by-pass to a reported defect until the reported defect can be permanently corrected.

     (ii) All upgrades, modifications, improvements, enhancements, including updates to the System(s) necessary to cause the System(s) to operate under new versions or releases of the System(s)'s current operating system which are generally made available to other Customers of Sterling Software at no charge.

     (iii)  Twenty-four (24) hour telephone hotline support.

     (iv) Revisions to the existing System(s) user documentation developed for the System(s) as necessary to reflect all corrections, improvements and updates.

(d) Sterling Software's sole obligation under this Section 8, shall be to correct the System(s) so that it shall so perform, or refund the prorata portion of the license fee upon return of all System(s) materials if the System(s) cannot be corrected.

(e) Customer agrees to keep the System(s) current by installing new releases of the System(s) within four (4) months of receipt. For protection against unauthorized use, old releases of the System(s) may time out and cease to operate six (6) months after a new release is distributed. After the System(s) has been installed, the magnetic tape or any other medium belonging to Sterling Software shall be returned to Sterling Software at Customer's sole expense.

9. WARRANTY: Sterling Software warrants that it owns the System(s) or is otherwise entitled to grant this License to use the System(s) to the extent stated in this Agreement. Sterling Software shall hold harmless and defend the Customer against suits, proceedings, and any claim that the use of the System(s) infringes on any existing patent or other proprietary rights provided (i) Customer shall immediately notify Sterling Software in writing of any such claim, suit or proceeding upon receipt by Customer; and (ii) Sterling Software shall have the right to control the defense of all such claims, lawsuits or other proceedings. In no event shall Customer settle any such claim, lawsuit and other proceedings without Sterling Software's prior written consent.

- --------------------------------------------------------------------------------
     NO OTHER WARRANTY IS EXPRESSED AND NONE SHALL BE IMPLIED, INCLUDING
     WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE.
- --------------------------------------------------------------------------------

10.  LIMITATION OF LIABILITY:
(a) Except to the extent stated in Section 9, Sterling Software shall have no liability to Customer or any other party for any general, special, incidental or consequential damages resulting from the failure of the System(s) to perform or arising from any other default by Sterling Software of its obligations or warranties under this Agreement. Notwithstanding the foregoing, Sterling Software's liability shall not exceed the license fees paid by Customer pursuant to this Agreement.

(b) Sterling Software shall have no liability to Customer or any other party because of the failure of such System(s) to so perform and Customer hereby releases Sterling Software from any liability for any loss or damage to Customer's software and hardware originating from the use of the System(s).

11.  TERMINATION:
(a) Either party may terminate this Agreement in the event of any breach by the other party which breach is not cured to the nondefaulting party's reasonable satisfaction within thirty (30) days after receipt of written notice of such breach, except as otherwise provided under this Agreement. The foregoing notwithstanding, Sterling Software may terminate this Agreement in the event of nonpayment by Customer if such breach is not cured within ten (10) days after receipt of written notice of such breach. Upon any termination of this Agreement, Customer shall destroy or return all copies of the System(s) to Sterling Software and delete the System(s) from its library or executable programs. Completion of Customer's obligations herein shall also be certified in writing by Customer.

(b)  Customer's obligations under Section 4, (Payment), Section 6, (Title), and
     Section 7, (Non-Disclosure) above shall survive any termination or expiration of this Agreement.

12.  RIGHT TO AUDIT:
(a) To confirm Customer's compliance with the terms of this Agreement Customer shall, upon request by Sterling Software, provide Sterling Software with a log containing the System(s) locations and the operating System(s) for those System(s) licensed hereunder. Such log shall also contain the applicable CPU Number, CPU Model Number and CPU Serial Number for those System(s) licensed hereunder. Sterling Software may not request any such logs more than twice in any twelve (12) month period.

(b) Sterling Software may conduct inquiries and inspections including but not limited to audits of Customer's facility, to ensure Customer's compliance with this Agreement. If it is determined that Customer is in breach of its obligations under this Agreement, Customer shall reimburse Sterling Software for all costs connected with the inspection. Licensee shall permit such inspection and reasonably cooperate with same.

13.  GENERAL:
(a) Titles and paragraph headings are for convenient reference and are not a part of this Agreement. The terms and conditions of this Agreement supersede those of any prior discussions and agreements, oral or written, between the parties with respect to this transaction. The preprinted terms and conditions of any purchase order or other ordering document issued by Customer in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Software and shall not be deemed to modify this Agreement.

(b) This Agreement shall be governed by the laws of the State of California and constitutes the entire agreement between Customer and Sterling Software with respect to the licensing and support of the System(s).

(c) Sterling Software shall not be liable for delays in any of its performance hereunder due to causes beyond its reasonable control, including, but not limited to acts of God. A waiver of any breach of any provision of this Agreement shall not constitute a waiver of any subsequent breach of the same or any other provisions hereof and a waiver shall not be effective unless made in writing. In the event that any provision of this Agreement shall be illegal or otherwise unenforceable, such provision shall be severed and the balance of this Agreement shall not fail on account thereof and shall continue in full force and effect.

(d) All notices which either party hereto is require to or may desire to give the other party hereunder shall be given in writing and sent postage prepaid, or by telecopy, cable or telex. Such notices shall be deemed given on the date of receipt (or refusal) of delivery if mailed, or twenty-four
     (24) hours after telexing or after prepaid receipt of the message from a communication facility if telecopied, telexed or cabled.

THIS AGREEMENT SHALL NOT BE BINDING UNTIL SIGNED BY AN AUTHORIZED REPRESENTATIVE OF STERLING SOFTWARE.

ACCEPTED BY:

_______________________________________________________________________________

TITLE ________________________________ DATE ___________________________________

ACCEPTED BY: STERLING SOFTWARE (UNITED STATES) INC., A WHOLLY OWNED
             SUBSIDIARY OF STERLING SOFTWARE, INC.


________________________________________________________________________________

TITLE ________________________________ DATE ____________________________________

                                                                       Exhibit B


[LOGO OF STERLING SOFTWARE APPEARS HERE]
                                                            SOFTWARE LICENSE and
Applications Development Division                             SERVICES AGREEMENT
================================================================================

Customer:         ________________________________      Agreement No. __________

Business Address: ________________________________
                  ________________________________
                  ________________________________

The below stated terms and conditions of this Agreement are agreed to by the parties hereto:

1.1 Sterling Software (Southern), Inc. ("Sterling Software"), a Georgia corporation, and a subsidiary of Sterling Software, Inc., and Customer agree to the general terms and conditions stated in this Software License and Services Agreement ("Agreement") with respect to the licensing of certain Sterling Software offered software products ("Software") for use in the country originally licensed, and the performance by Sterling Software of related Software maintenance services ("Maintenance Services") and Software consulting services ("Consulting Services"). Software includes (i) computer programs, (ii) user documentation ("Documentation"), and (iii) all revisions, modifications, improvements, enhancements and upgrades ("Updates"), unless the context indicates otherwise.

1.2 The licensing of Software and the contracting for Maintenance Services and Consulting Services shall be implemented by the acceptance of both parties from time to time of schedules ("Schedules") to this Agreement, unless otherwise agreed to in writing by the parties.

1.3 This Agreement and any and all Schedules commence on the date such document is accepted by Sterling Software at its offices located in Atlanta, Georgia. If required by Customer, Customer shall contemporaneously provide any necessary purchase order and/or payment authorization numbers with the execution of this Agreement and with each applicable Schedule.

2.   License Grant; Use

For each Software license grant ("License(s)"), except as otherwise stated in the pertinent Schedule(s):

2.1 Sterling Software grants to Customer a nonexclusive perpetual license to use the Software for its own internal purposes. The Software shall only be used
(i) to perform such tasks as described in the provided Documentation, whether printed or electronic, (ii) by the designated number of employees of Customer solely for the benefit of Customer, (iii) on the authorized number and designated serialized computers, if applicable, if the Software is installed on a mainframe, mid-range computer or other non-personal computer ("Designated CPU"), at the designated location(s) ("Designated Locations"), as stated in the applicable Schedule(s), and (iv) to only process data which is the property of Customer or as provided by Sterling Software.

2.2  (a) Unless otherwise stated in this Agreement or the pertinent Schedule,
(i) Software for installation on other than a personal computer must remain resident on said Designated CPU, and (ii) Software for installation on a personal computer is limited for use on an equal number of personal computers as there are license grants at any time; and (iii) use of personal computer based Software ("PC Software") is limited to use of one copy of the Software on a single personal computer at a time on the operating system specified in the documentation provided with the Software.

     (b) For PC Software, the Software is "in use" on a computer when it is loaded into temporary memory (RAM) or installed into permanent memory (hard disk, CD-ROM, or other storage device) of that computer, except that a copy installed on a network server for the sole purpose of distribution to other companies is not "in use".

     (c) Unless Customer has obtained a LAN license from Sterling Software, Customer may use the Software on any computer, provided that it is used only on one computer at any one time and that the Software is stored on the hard disk of only one computer at any one time. Customer may not transfer the Software from one computer to another over a network or by other means of electronic communications. If Customer elects to use the Software on more than one computer at one time, Customer must either license another copy of the Software, or obtain a LAN license from Sterling Software.

2.3 Sterling Software will deliver one (1) set of the Software, in object code, including the applicable documentation.

2.4 Customer is entitled to change the Designated Location to another location and/or substitute the Designated CPU with another computer and/or utilize the Software on an upgraded Designated CPU with Sterling Software's prior written approval, which shall not be unreasonably withheld, provided that the then current transfer or upgrade fee, is paid by Customer. In the event the Designated CPU is inoperable because of either malfunction or maintenance reasons, Customer may, upon prompt written notice to Sterling Software, temporarily use the Software on a nondesignated CPU located in the same country that the Software is originally licensed for use.

[LOGO OF STERLING SOFTWARE APPEARS HERE]

                                                            SOFTWARE LICENSE and
Applications Development Division                           SERVICES AGREEMENT
================================================================================

2.5 Customer shall not copy the Software, in whole or in part except for (i) backup purposes, and (ii) disaster recovery testing, without the prior written approval of Sterling Software. Customer must maintain all proprietary notices in the Software, including all copies, as imposed by Sterling Software.

2.6  Customer shall not decompile, disassemble or otherwise alter the Software.

2.7 Customer is responsible for (i) the installation and implementation of the Software, and (ii) the training of its employees, unless otherwise specified in the Schedule(s).

2.8 Sterling Software is permitted to audit Customer's facilities, computers and relevant Customer records to ascertain Customer's compliance with the provisions of this Agreement and Schedules, provided that no less than five (5) days prior written notice is given to Customer and such audit is conducted during Customer's normal business hours.

3.   Consulting Services

3.1 Sterling Software agrees to provide the Consulting Services to the extent stated in each Schedule, supplemented by and subject to the terms of the Consulting Services Appendix, which is attached hereto and made a part hereof by reference, if applicable.

4.   Payment

4.1 All payments shall be made in full, without discount or set-off, within thirty (30) days of invoice. Customer shall also be responsible for all customs and duties, shipping and handling charges, and sales, use, excise, personal property, value added, and royalty withholding taxes, except for taxes for which Customer has furnished Sterling Software a qualified tax exemption certificate. All prices and payments are in U.S. or Canadian dollars, as specified in the applicable Schedule. Until paid in full, all past due amounts shall bear a late charge of no more than 1 1/2 percent per month.

5.   Title: Nondisclosure

5.1 Title to and ownership of the Software, and all copies, partial copies, including any and all revisions, modifications, derivative works and updates thereto (collectively, "Updates"), shall remain with Sterling Software and/or with the respective manufacturer or author. All rights to patents, copyrights, trademarks and trade secrets in the Software and all Updates shall remain with Sterling Software and/or with the respective manufacturer or author.

5.2 Customer shall take all reasonable steps necessary to maintain the Software, in confidence and shall not, nor shall it permit its employees to sell, transfer, disclose, display or otherwise make accessible the Software, or any copies thereof, in whole or in part, to any third party. Customer further agrees that it will not use the Software for creating or aiding the creation of a competitive software package, nor will it disclose same to anyone for the purpose of aiding in the design or creation of a competitive software package. As used herein, competitive software package means any computer program or programs created to serve substantially the same function as is served by the Software whether or not the competitive software package is for use by Customer, by other parties, or for resale by any party.

5.3 Breach of any provision of this Section 5 shall be the basis for immediate termination by Sterling Software of this Agreement and the license(s) granted herein.

6.   Limited Warranty

6.1 Sterling Software warrants for a period of sixty (60) days from the date of delivery of the Software that: (a) the media and documentation will be free from defects in materials or workmanship, in normal use and service; and (b) the Software will operate substantially in conformances with the documentation. However, Sterling Software does not warrant that the contents of the documentation or the operation of the Software will be error free, or that Sterling Software will correct all Software errors. Sterling Software's sole obligation under this Section shall be to obtain the necessary authority to correct the Software, or, at Sterling Software's option, to refund the license fee paid by Customer upon return of the Software, and any copies thereof.

6.2 Sterling Software warrants that it has the right to authorize the use of the Software by Customer under this Agreement. Sterling Software shall hold harmless and defend Customer against suits based on any claim that the delivered Software under this Agreement infringes on any copyright or trademark provided that Customer gives Sterling Software prompt written notice of such suits and permits Sterling Software to control the defense and the settlement thereof. In the event, as a result of any such claim of infringement, Customer is enjoined from using the Software, or if Sterling Software believes that the Software is likely to become the subject of a claim of infringement, Sterling Software at its option and expense may procure the right for Customer to continue to use the Software, or replace or modify the Software so as to make it noninfringing, provided that the performance thereof is not adversely affected in a material manner. If Sterling Software, in its sole discretion, determines that neither of these options is commercially reasonable, Sterling Software may terminate the license granted herein with respect to the affected Software and, as its sole liability, refund to Customer the applicable license fee to the extent then paid by Customer upon return of the affected Software, less an amount equal to ten
(10) percent of such license fee for each twelve (12) month period or part thereof since the effective date of the license grant.

[LOGO OF STERLING SOFTWARE APPEARS HERE]

                                                            SOFTWARE LICENSE and
Applications Development Division                           SERVICES AGREEMENT
================================================================================

6.3 STERLING SOFTWARE HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE. THE WARRANTIES SET FORTH IN THIS SECTION 6 SHALL CONSTITUTE STERLING SOFTWARE'S SOLE AND EXCLUSIVE LIABILITY AND THE REMEDIES SET FORTH IN THIS SECTION 6 SHALL CONSTITUTE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR ANY ACTION, WHETHER BASED IN CONTRACT OR IN TORT.

7.   Software Maintenance Services

7.1 Maintenance Services, if available for the Software Products licensed, may be purchased at the time of Software order. During the period for which the Customer has purchased Maintenance Services ("Annual Maintenance Services"), Sterling Software agrees to use reasonable efforts in supporting the then current release of the Software in order that such Software substantially performs in accordance with the applicable user documentation.

7.2 Maintenance Services automatically renew on an annual basis after the initial Annual Maintenance Services term at Sterling Software's then current Annual Maintenance Services rate and terms, unless such maintenance is terminated by either party by written notice no later than thirty (30) days prior to expiration of the then current term.

7.3 Sterling Software will provide Maintenance Services in accordance with Sterling Software's standard policies for the Software. Specifically, such support shall include:

     (i) Use reasonable efforts to correct any Software error, and provide to Customer at no additional cost, any error corrections;

     (ii) Updates to the Software which are generally made available to other Maintenance Services entitled Customers of Sterling Software at no additional charge;

     (iii) make available to Customer reasonable telephone consultation during Sterling Software's prescribed support hours, as is then currently in effect.

7.4  Sterling Software will have no responsibility or liability under this
Section 7 if Customer modifies the Software without Sterling Software's written consent, or fails to incorporate in Software any Updates which Sterling Software has provided to Customer or if Customer is not using the then current version of the Software.

8.   Limitation of Liability

8.1 STERLING SOFTWARE SHALL HAVE NO LIABILITY WHATSOEVER FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES UNDER ANY CIRCUMSTANCES, WHETHER BASED IN TORT OR BREACH OF CONTRACT CLAIMS OR ON ANY OTHER BASIS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL STERLING SOFTWARE'S LIABILITY, EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT, EXCEED THE APPLICABLE LICENSE FEES OR SUPPORT SERVICES OR CONSULTING SERVICES FEES PAID BY CUSTOMER TO STERLING SOFTWARE.

9.   Termination

9.1 The initial term of this Agreement shall be for a period of three (3) years commencing on the Agreement Date, and shall continue thereafter unless either party terminates this Agreement, with or without cause, by giving the other party no less than thirty (30) days prior written notice, or as otherwise stated in this Agreement. In the event of expiration or termination of this Agreement, without cause, this Agreement shall remain in full force and effect for any Schedule then in effect.

9.2 Either party may terminate this Agreement or any Schedule in the event of any breach by the other party which breach is not cured within thirty (30) days after receipt of written notice of such breach, except as otherwise provided in
Section 5.3. Sterling Software may also terminate this Agreement or any specified Schedule in the event of nonpayment by Customer if such breach is not cured within ten (10) days after receipt of written notice.

9.3 Upon any termination of this Agreement or Schedule, with cause, Customer shall within five (5) days return the Software to Sterling Software or, at Sterling Software's direction, destroy the Software, including Documentation, and shall also warrant in writing that all copies and partial copies have been returned to Sterling Software or destroyed.

9.4 The applicable sections of this Agreement, including Sections 2, 4 and 5, shall survive any expiration or termination of this Agreement or Schedule.

10.  General

10.1 (a) This Agreement, including appendices and all Schedules, supersedes in full all prior discussions and agreements, oral and written, between the parties relating to the Software and the Consulting Services and constitute the entire agreement between the parties relating to such subject matters. This Agreement including appendices, Schedules, and accepted Customer purchase orders may be modified or supplemented only in writing signed by an authorized representative of each party.

[LOGO OF STERLING SOFTWARE APPEARS HERE]

                                                            SOFTWARE LICENSE and
Applications Development Division                           SERVICES AGREEMENT
================================================================================

     (b) Subject to the terms and conditions of this Agreement, additional license grants of the Software may be implemented by acceptance of Sterling Software of correct Customer purchase orders referencing this Agreement. The foregoing notwithstanding, the terms and conditions of any purchase order or other ordering document issued by Customer in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on Sterling Software and shall not be deemed to modify this Agreement, unless otherwise specifically accepted in writing by Sterling Software.

10.2 Should a shrinkwrap license agreement accompany the Software as delivered, the terms of this Agreement shall supersede such shrinkwrap license agreement in its entirety.

10.3 Neither party shall be liable for delays in any of its performance hereunder due to causes beyond its reasonable control, including, but not limited to, acts of God, strikes or inability to obtain labor or materials on time.

10.4 If any provision of this Agreement shall be deemed illegal or otherwise unenforceable, that provision shall be severed and the remainder of this Agreement shall remain in full force and effect. A waiver shall be effective only if made in writing and signed by an authorized representative of both parties. The waiver of any right or election of any remedy in one instance shall not affect any rights or remedies in another instance.

10.5 All required notices under this Agreement shall be sent to the recipient party's address stated in this Agreement, unless otherwise changed in writing by the respective party. All notices shall be given by personal delivery, overnight carrier, telecopier, or certified or registered mail, return receipt requested. All notices shall be deemed given on the date of receipt (or refusal) of delivery of said notice.

10.6 Customer shall not transfer, assign or sublicense, by operation of law or otherwise, its rights or obligations under this Agreement or any Schedule to any other party, in whole or in part without the prior written consent of Sterling Software, any such prohibited assignment shall be void.

10.7 Use, duplication, or disclosure by the United States Government is subject to Restricted Rights restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or (c)(i) and (2) of the Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19 as applicable. Contractor/manufacturer is Sterling Software (Southern), Inc, at 3340 Peachtree Road, NE, Atlanta, Georgia 30326.

10.8 This Agreement shall be governed by the laws of the State of Georgia excluding principles of conflict of laws.

Accepted By:                              Accepted By:
Sterling Software (Southern), Inc.,
a subsidiary of Sterling Software, Inc.   ______________________________________
("Sterling Software")                     ("Customer")

______________________________________    ______________________________________
Authorized Signature                      Authorized Signature
______________________________________    ______________________________________
Name (printed)                            Name (printed)
______________________________________    ______________________________________
Title                                     Title
______________________________________    ______________________________________
Date                                      Date

[LOGO FOR STERLING SOFTWARE]

                                                    KEY PRODUCT LINE SCHEDULE to
Applications Development Division        SOFTWARE LICENSE and SERVICES AGREEMENT
================================================================================

                       KEY PRODUCT LINE SCHEDULE ____ to
         SOFTWARE LICENSE and SERVICES AGREEMENT NUMBER ______________
                                    between
         STERLING SOFTWARE (SOUTHERN), INC. ("STERLING SOFTWARE") and
            __________________________________________("CUSTOMER")


1. Sterling Software shall provide Customer with the following Software and Services pursuant to the terms and conditions of the Software License and Services Agreement referenced above and to the extent amended herein.

     A. Insert the Software products being ordered in the spaces below. Available Software products are: KEY:Team, KEY:Coordinate, KEY:
          Insight, KEY:Utilities and KEY:Expert.

                                                                     Unit                Total
               Quantity            Software Product                  License Fee         License Fee
               --------            ----------------                  -----------         -----------
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________

                                                                 Subtotal License Fees:  ___________________

     B. Notwithstanding Section 2.5 of the Agreement, the following Software products are licensed under these additional terms.

          The Software products identified herein are licensed by the purchase of a License Pack. "License Pack" is defined as a package containing a shrinkwrap license agreement and a serialized license number which grants the Customer one Software product license and the right to make one copy of the Software product and documentation.

          Insert the Software products being ordered in the spaces below. Available Software products are: KEY:Advise, KEY:Plan, KEY:Analyze, KEY:Design, KEY:Construct for MVS, KEY:Construct for AS/400, KEY:Construct for GUI, KEY:Rapid, and KEY:Document.

          Software Products:

                                                                     Unit                Total
               Quantity            Software Product                  License Fee         License Fee
               --------            ----------------                  -----------         -----------
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________
               ______________      _____________________________     ________________    ___________________

                                                                 Subtotal License Fees:  ___________________

[LOGO OF STERLING SOFTWARE APPEARS HERE]

                                                    KEY PRODUCT LINE SCHEDULE to
Applications Development Division        SOFTWARE LICENSE and SERVICES AGREEMENT
================================================================================

     C. Notwithstanding Section 2.5 of the Agreement, the KEY: Guide product is licensed under these additional terms.

          KEY:Guide consists of the following product components:

               One copy of the Guide Methodology
               One copy of KEY:Plan
               One copy of KEY:Analyze
               Designated Hypermedia Distribution Rights

          In all licensing situations, the Guide Methodology, the copy of KEY:Plan and the copy of KEY:Analyze are single use licenses to be utilized by a single designated Customer employee solely in conjunction with the designated employee's use of the methodology for Customer's benefit and for no other productive purpose.

          The Hypermedia Distribution Rights are licensed to Customer on either a use right for a designated number of employee users on a concurrent use basis or on a site license or an enterprise license basis. Under a designated number of users license, the licensed number of employee users may utilize the Hypermedia component simultaneously but may not exceed the licensed number of users at any time. Under a Site license, a site is defined as a single physical building location of the Customer and Customer may utilize an unlimited number of copies of the Hypermedia component for use by its employees within the Site. Under the Enterprise license, the use of the Hypermedia component by the Customer's employees is unlimited in the Customer locations within the country in which the Customer has licensed the software. For the purposes of this license, Customer means the specific legal entity identified on the face page of this Agreement and does not include subsidiaries and affiliates of Customer.

                              Software                 # of Licensed       Unit                Total
              Quantity        Product                  Term Users          License Fee         License Fee
              --------        ---------                --------------      -----------         -----------
              ----------      Team Project License     ---------------     ----------------    -------------------
              ----------      Site License                   N/A           ----------------    -------------------
              ----------      Enterprise License             N/A           ----------------    -------------------

                                                                      Subtotal License Fees:   -------------------

     D. The following Software products herein referred to collectively as "KEY:Workgroup" are license under these additional terms. Key:
          Workgroup Software products include KEY:Model, KEY:Assemble, KEY:Components, KEY:Empower for PowerBuilder and KEY:Advise for Workgroup.

          Type of License Purchased. The manner in which Customer is allowed to use the Software is determined by the type of license purchased by Customer. All Software licenses granted to Customer under this Schedule will be Single Use Licenses, subject to the terms of the Agreement, unless otherwise stated herein. Other license types granted to Customer will be stated in this Schedule and on the Sterling Software invoice sent to Customer.

          Single Use License. If Customer is granted a Single Use License, Customer may use the Software on any computer, provided that it is used only on one computer at any one time and that the Software is stored on the hard disk(s) of only one computer at any one time. Customer may not transfer the Software from one computer to another over a network or by other means of electronic communications. If Customer wishes to use the Software on more than one computer at one time, Customer must either purchase another Single Use License for the Software, or obtain a Client/Server License from Sterling Software.

          Client/Server Licenses. If Customer is granted a Client License or a Server License, Customer may use the Software in the following manner. The Server License is for use on a single computer. If Customer wishes to install the Server Software on additional computers, Customer must purchase a license for each additional computer. The Client License allows Customer to use the Client Software on a Local Area Network
          (LAN) and allows Customer's users to use the Client Software so long as the total number of Client users does not exceed the total number of Client Licenses purchased by Customer.

[LOGO OF STERLING SOFTWARE APPEARS HERE]
                                                    KEY PRODUCT LINE SCHEDULE to
Applications Development Division        SOFTWARE LICENSE and SERVICES AGREEMENT
================================================================================

          For KEY:Assemble Software product only. The KEY:Assemble Software product is licensed under the following additional terms: The "Runtime Modules" are those files in the Software that are identified in the accompanying written materials as required during the execution of an end user application developed by the Customer using the Software ("End User Application"). The Runtime Modules are limited to runtime files, install files and ISAM and REBUILD files. Customer has a royalty free right to reproduce and distribute the Runtime Modules of the Software provided that:

          1) Customer distributes the Runtime Modules only in conjunction with and as part of its End User Application;
          2) Customer does not use Sterling Software's name, logo, or trademark to market its End User Application;
          3) Such End User Application does not allow the user of the Application to programmatically manipulate the API of the Software which may be contained in the Runtime Module;
          4) Customer includes Sterling Software's copyright notice on Customer's End User Applications; and
          5) Customer indemnifies, holds harmless, and defends Sterling Software and its licensors from and against any claims or lawsuits, including attorneys' fees, that arise or result from the use or distribution of the End User Applications.

          For KEY:Assemble and KEY:Model Software Products only. The KEY:Assemble and KEY:Model Software products are licensed under the following additional terms: A portion of the CLEAR:Access product is included with KEY:Assemble and KEY:Model Software products which may only be used in conjunction with KEY:Model and KEY:Assemble and not with any other application. Customer also has the right to distribute those components of CLEAR:Access needed to run the KEY:Assemble reports created as part of the End User Application developed with the KEY:Assemble product.

          Insert the KEY:Workgroup Software products and license types being ordered in the spaces below.

                          Software          License   Unit           Total
               Quantity   Product           Type*     License Fee    License Fee
               --------   -------           -----     -----------    -----------
               _________  ______________   _________  ____________   ___________
               _________  ______________   _________  ____________   ___________
               _________  ______________   _________  ____________   ___________
               _________  ______________   _________  ____________   ___________
               _________  ______________   _________  ____________   ___________
               _________  ______________   _________  ____________   ___________

               *SU=Single User License, CL=Client License, SR=Server License

                                             Subtotal License Fees:  ___________

     E.   Maintenance Services


                                                Unit             Total
               Quantity   Software Product      Maintenance Fee  Maintenance Fee
               --------   ----------------      ---------------  ---------------
               _________  ____________________  _______________  _______________
               _________  ____________________  _______________  _______________
               _________  ____________________  _______________  _______________
               _________  ____________________  _______________  _______________
               _________  ____________________  _______________  _______________
               _________  ____________________  _______________  _______________
               _________  ____________________  _______________  _______________

                           Subtotal Maintenance Services Fees:   _______________

[LOGO FOR STERLING SOFTWARE]
                                                    KEY PRODUCT LINE SCHEDULE to
Applications Development Division        SOFTWARE LICENSE and SERVICES AGREEMENT
================================================================================

     Total Schedule License Fees:               ______________________

     Total Schedule Maintenance Services Fees:  ______________________

     All fees are in U.S. dollars unless stated on the Schedule as Canadian dollars ($ CDN).

2.   The prices quoted on this Schedule expire on__________________.

3.   A purchase order is attached (check one):    [_]No   [_]Yes -
     (P.O.#__________________).

4.   Addresses:

     Bill To: __________________________     Ship To: __________________________

              __________________________              __________________________

              __________________________              __________________________

              Attn:                                   Attn:
              --------------------------              --------------------------

              Telephone No:                           Telephone No:
              --------------------------              --------------------------

     Install Location:                     Designated CPU(s):

              __________________________              __________________________

              __________________________              __________________________

              __________________________              __________________________

Agreed To and Accepted By:

Sterling Software (Southern), Inc.,
a subsidiary of Sterling Software, Inc.    ______________________________
("Sterling Software")                      ("Customer")


______________________________             ______________________________
Authorized Signature                       Authorized Signature

______________________________             ______________________________
Name                                       Name

______________________________             ______________________________
Title                                      Title

______________________________             ______________________________
Date                                       Date

                                                                     Order Form:
Data Access Division                    SOFTWARE LICENSE AGREEMENT ("Agreement")
================================================================================

                                                         Agreement No.:_________

Customer            _______________________
Business Address:   _______________________
                    _______________________
                    _______________________

SOFTWARE and/or SERVICES                    UNIT PRICE   UNITS ORDERED  PRICE
- ------------------------                    ----------   ------------- ---------



                                                         TOTAL PRICE ___________
================================================================================
Sterling Software (Southern), Inc. ("Sterling Software"), a Georgia corporation, and a subsidiary of Sterling Software, Inc., by its acceptance of this Agreement grants to Customer a nonexclusive perpetual CPU or single user license to use the software products listed above (the "Software") and, if specified, agrees to provide the related consulting services ("Services") at the prices specified, and in implementation of this license will deliver to Customer the number of copies of the Software indicated above, unless Customer is permitted by Sterling Software to make the authorized number of copies.

Prices are exclusive of taxes, including sales, use, value-added, royalty withholding taxes, customs and duties, and shipping charges, which Customer will be responsible to pay, and which may be invoiced separately. Payment shall be made in full within thirty (30) days after the date of invoice. A charge of no more than 1 1/2% per month will be assessed on late payments. All prices and payments are in U.S. dollars unless otherwise indicated.

THE PROVISIONS OF THIS AGREEMENT PRINTED ON THE REVERSE ARE INCORPORATED INTO AND MADE A PART OF THIS ORDER FORM. Customer warrants that Customer has read these such provisions, and understands and accepts them. Customer will inform all persons permitted to use the Software of the license provisions, and will require that they comply with them. In this Agreement, all references to "You" shall mean "Customer" as defined in this Agreement.

The provisions of this Agreement, shall apply to all additional copies of the Software ordered by Customer at a later date, and shall supersede and replace any software license agreement that may be shrink wrapped, or otherwise included with any microcomputer software products ordered and delivered under this Agreement, unless otherwise advised by Sterling Software. The preprinted terms and conditions of any purchase order or other ordering document issued by Customer in connection with this Agreement that are in addition to or inconsistent with the provisions of this Agreement, or of the applicable license agreement, shall not be binding on Sterling Software, and shall not be deemed to modify this Agreement or this Agreement, unless otherwise specifically agreed to in writing by Sterling Software.

If required by Customer, Customer shall contemporaneously provide any necessary purchase order and/or payment authorization numbers with the execution of this Agreement, and of any subsequent order(s).

Accepted By:                               Accepted By:
Sterling Software (Southern), Inc.,
 subsidiary of Sterling Software, Inc.     ("Customer")
"Sterling Software")

Signature________________________          Signature________________________

Name_____________________________          Name_____________________________

Title____________________________          Title____________________________

Date_____________________________          Date_____________________________

                                                                      ORDER FORM
DATA ACCESS DIVISION                    SOFTWARE LICENSE AGREEMENT ("AGREEMENT")

================================================================================

1. GRANT OF LICENSE. Sterling Software hereby grants to You and You accept a nonexclusive license to use the Software delivered with this Agreement. You agree that You will not assign, transfer, rent, or sublicense Your rights under this Agreement without the prior written consent of Sterling Software, and any attempt to do so is void.

2. CONSULTING SERVICES. The Consulting Services, if You are entitled to such services, shall consist of the services stated in the accompanying Consulting Services Schedule, and shall also be subject to the Consulting Services Appendix.

3. TERM. This Agreement is effective from the date You ordered the Software and Consulting Services, and continues until terminated. Sterling Software may terminate this Agreement if you fail to comply with any term or condition of this Agreement. You agree upon any termination to destroy the Software together with all copies in any form, and certify the destruction in writing. Your confidentiality obligations shall survive any termination of this Agreement.

4. TITLE AND OWNERSHIP RIGHTS. You acknowledge that the Software is the sole and exclusive property of Sterling Software, and that title and full ownership rights to the Software furnished under this Agreement remain with Sterling Software and/or the respective manufacturer or author. You agree to treat the Software as Sterling Software's proprietary information, intellectual property, and trade secrets, whether or not any portion thereof is or may be validly copyrighted or patented.

5. USE OF THE SOFTWARE. You agree to observe the following provisions in using the Software. Unless You have obtained a LAN license from Sterling Software, you may use the Software on any computer, provided that it is used only on one computer at any one time and that the Programs are stored on the hard disk(s) of only one computer at any one time. You may not transfer the Software from one computer to another over a network or by other means of electronic communications. If You wish to use the Software on more that one computer at one time, you must either license another copy of the Software, or obtain a LAN license from Sterling Software. The Software shall only be used for Customer's internal business purposes, and to process data which is the property of Customer, or provided by Sterling Software.

The Software is not to be copied, in whole or in part, except for backup or archival purposes, unless Sterling Software consents in writing. You agree not to modify, obscure, or delete any Programs, Documentation, or Media, and You agree to include all proprietary notices on any copies made by You. You will take all reasonable steps to protect the Software from unauthorized reproduction, publication, disclosure or distribution. You may not modify the Software or merge the Software into any other computer programs or software. You may not reverse assemble or reverse compile the Software, in whole or in part.

You further agree that You will not use the Software for creating or aiding the creation of a competitive software package, nor will You disclose same to anyone for the purpose of aiding in the design or creation of a competitive software package. The Software may include, as part of the Software, software products owned by third parties. Such third party products are not to be used independently of the Software unless otherwise permitted in writing by Sterling Software.

6. LIMITED WARRANTY. Sterling Software warrants that it has the right to authorize the use of the Software by You under this Agreement. Sterling Software also warrants that for a period of ninety (90) days from the date of delivery of the Software: (a) the enclosed Media and documentation (the "Materials") to be free from defects in materials or workmanship, in normal use and service, for a period of ninety (90) days from the effective date of this Agreement; and (b) the Programs will operate substantially in conformance with the Documentation. However, Sterling Software does not warrant that the contents of the documentation or the operation of the Programs will be error free, or that Sterling Software will correct all Program errors. Sterling Software's sole obligation under this Section shall be to obtain the necessary authority, correct the Programs, or, at Sterling Software's option refund the license fee paid by You upon return of the Software, and any copies thereof.

Sterling Software will hold You harmless and defend You against suits and demands based on any claim that Your use of the Software under this Agreement infringes on any copyright or trademark, provided that You give Sterling Software prompt written notice of such claim and You permit Sterling Software to control the defense and settlement thereof.

THESE LIMITED WARRANTIES GIVE YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE, EXCEPT FOR THE WARRANTIES DESCRIBED IN THIS SECTION, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7. LIMITATION OF LIABILITY. EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT, NEITHER STERLING SOFTWARE NOR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF THE SOFTWARE SHALL BE LIABLE TO YOU OR ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS OR BENEFITS, RESULTING FROM THE USE OR PERFORMANCE OF THE SOFTWARE, OR ARISING OUT OF ANY BREACH OF ANY WARRANTY, OR ARISING FROM THE PERFORMANCE OF THE CONSULTING SERVICES. IN NO CASE SHALL STERLING SOFTWARE NOR SUCH THIRD PARTIES BE RESPONSIBLE FOR ANY AMOUNTS IN EXCESS OF THE LICENSE FEE PAID BY YOU. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

8. MAINTENANCE SERVICES. Maintenance services and Updates to the Software, if any, will be provided at no additional cost for a period of ninety (90) days following delivery of the software. Maintenance services ("Maintenance Services") shall consist of error corrections, telephone support, and Updates generally offered at no additional charge by Sterling Software. If made available by Sterling Software, such Maintenance Services shall automatically renew on an annual basis at Sterling Software's then current rates and terms, unless either party gives no less than thirty (30) days prior written notice of nonrenewal before expiration of the then current Maintenance Services term.

9. GOVERNING LAW. This Agreement is to be governed by and interpreted in accordance with the laws of the State of Georgia, excluding principles of conflict of laws. You agree not to export the Software outside the country in which it was originally licensed without Sterling Software's prior written consent, and will abide by all applicable export laws. If any provision of this Agreement shall be declared invalid or unenforceable, such provision shall be deemed to be deleted, and it shall not affect the validity of any other term or provision of this Agreement.

10. USE OF SOFTWARE BY UNITED STATES GOVERNMENT. Use, duplication or disclosure by the United States Government is subject to Restricted Rights restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19 as applicable. Contractor/manufacturer is Sterling Software (Southern), Inc., Concoures Corporate Center V. Five Concourse Pkwy., Suite 2500, Atlanta, Georgia 30328-5350.

11. WHOLE AGREEMENT. This Agreement, including all schedules, is the complete and exclusive statement of agreement, and supersedes any proposed agreement, oral or written, and any other communications between us relating to the subject matter of this Agreement, and may be modified or supplemented only be a document signed by both parties to this Agreement.

                                                                       Exhibit D


                                                      Order Number: LK013196A
                                                      SOFTWARE LICENSE AGREEMENT
================================================================================

GRANT OF LICENSE. Sterling Software hereby grants to You and You accept a nonexclusive license to use the Software delivered with this Agreement. You agree that You will not assign, transfer, rent, or subliscense our rights under this Agreement without the prior written consent of Sterling software, and any attempt to do so is void.

CONSULTING SERVICES. The Consulting Services, if You are entitled to such services, shall consist of the services stated in the accompanying consulting Services Schedule, and shall also be subject to the Consulting Services Appendix.

TERM. This Agreement is effective from the date You ordered the Software and Consulting Services, and continues until terminated. Sterling Software may terminate this Agreement if You fail to comply with any term or condition of this Agreement. You agree upon any termination to destroy the Software together with all copies in any form, and certify the destruction in writing. Your confidentiality obligations shall survive any termination of this Agreement.

TITLE AND OWNERSHIP RIGHTS. You acknowledge that the Software is the sole and exclusive property of Sterling Software, and that title and full ownership rights to the Software furnished under this Agreement remain with Sterling Software and/or the respective manufacturer or author. You agree to treat the Software as Sterling Software's proprietary information, intellectual property and trade secrets, whether or not any portion thereof is or may be strictly copyrighted or patented.

USE OF THE SOFTWARE.  You agree to observe the following provisions in using the
Software: Unless You have obtained a LAN license from Sterling Software, You may use the Software on any computer, provided that it is used only on one computer at any one time and that the Programs are stored on the hard disk(s) of only one computer at any one time. You may not transfer the Software from one computer to another over a network or by other means of electronic communications. If You wish to use the Software on more than one computer at one time, You must either license another copy of the Software, or obtain a LAN license from Sterling Software. The Software shall only be used for Customer's Internal business purposes, and to process data which is the property of Customer, or provided by Sterling Software.

The Software is not to be copied, in whole or in part, except for backup or archival purposes, unless Sterling Software consents in writing. You agree not to modify, obscure, or delete any Programs, Documentation, or Media, and You agree to include all proprietary notices on any copies made by You. You will take all reasonable steps to protect the Software from unauthorized production, publication, disclosure or distribution. You may not modify the Software or merge the Software into any other computer programs or software. You may not reverse assemble or reverse compile the Software, in whole or in part.

You further agree that You will not use the Software for creating or aiding the creation of a competitive software package, nor will You disclose same to anyone for the purpose of aiding in the design or creation of a competitive software package. The Software may include, as part of the Software, software products owned by third parties. Such third party products are not to be used independently of the Software unless otherwise permitted in writing by Sterling Software.

LIMITED WARRANTY. Sterling Software warrants that it has the right to authorize the use of the Software by You under this Agreement. Sterling Software also warrants that for a period of ninety (90) days from the date of delivery of the
Software: (a) the enclosed Media and Documentation (the "Materials") to be free from defects in materials or workmanship, in normal use and service, for a period of ninety (90) days from the effective date of this Agreement; and (b) the Programs will operate substantially in conformance with the Documentation. However, Sterling Software does not warrant that the contents of the Documentation or the operation of the Programs will be error free, or that Sterling Software will correct all Program errors. Sterling Software's sole obligation under this Section shall be to obtain the necessary authority, correct the Programs, or, at Sterling Software's option, to refund the license fee paid by You upon return of the Software, and any copies thereof.

Sterling Software will hold You harmless and defend You against suits or demands based on any claim that Your use of the Software under this Agreement infringes on any copyright or trademark, provided that You give Sterling Software prompt written notice of such claim and You permit Sterling Software to control the defense and settlement thereof.

THESE LIMITED WARRANTIES GIVE YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE. EXCEPT FOR THE WARRANTIES DESCRIBED IN THIS SECTION, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7. LIMITATION OF LIABILITY. EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT, NEITHER STERLING SOFTWARE NOR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF THE SOFTWARE SHALL BE LIABLE TO YOU OR ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS FOR BENEFITS, RESULTING FROM THE USE OR PERFORMANCE OF THE SOFTWARE OR ARISING OUT OF ANY BREACH OF ANY WARRANTY, OR ARISING FROM THE PERFORMANCE OF THE CONSULTING SERVICE. IN NO CASE SHALL STERLING SOFTWARE NOR SUCH THIRD PARTY BE RESPONSIBLE FOR ANY AMOUNTS IN EXCESS OF THE LICENSE FEE PAID BY YOU. SOME STATES DO NOT ALLOW THE EXCLUSION LIMITATION OF INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

8. WARRANTY SUPPORT SERVICES. Warranty support services and updates to the Software, if any, will be provided at no additional cost for a period of ninety
(90) days following delivery of the software. Support services shall consist of error corrections, telephone support, and Updates generally offered at no additional charge by Sterling Software. If made available by Sterling Software, such support services shall automatically renew on an annual basis at Sterling Software's then current rates and terms, unless either party gives no less than thirty (30) days prior written notice of nonrenewal before expiration of the then current support term.

9. GOVERNING LAW. This Agreement is to be governed by and interpreted in accordance with the laws of the State of Georgia, excluding principles of conflict of laws. You agree not to export the Software outside the United States or Canada without Sterling Software's prior written consent, and will abide by all applicable export laws. If any provision of this Agreement shall be declared invalid or unenforceable, such provision shall be deemed to be deleted, and it shall not affect the validity of any other term or provision this Agreement.

10. USE OF SOFTWARE BY UNITED STATES GOVERNMENT. Use, duplication, or disclosure by the United States Government is subject to Restricted Rights restrictions as set forth in subparagraph (c)(l)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.277-7013 or (c)(1) and (2) of the Commercial Computer Software - Restricted Rights at 48 CFR252.277-19 as applicable. Contractor/manufacturer is Sterling Software (Southern), Inc., 3340 Peachtree Road, N.E., Atlanta, Georgia 30326.

11. WHOLE AGREEMENT. This Agreement, including all schedules, is the complete and exclusive statement of agreement, and supersedes any proposed agreement, oral or written, and any other communications between us relating to the subject matter of this Agreement, and may be modified or supplemented only by a document signed by both parties to this Agreement.

[LOGO OF STERLING SOFTWARE APPEARS HERE]
                                                                   Exhibit E
                           MASTER LICENSE AGREEMENT
Storage Management Division

MASTER LICENSE AGREEMENT by and between STERLING SOFTWARE (U.S.A.), INC. (hereinafter referred to as "Sterling"), a California corporation and wholly-owned subsidiary of STERLING SOFTWARE, INC., having its principal office at 11050 White Rock Road, Suite 100, Rancho Cordova, California 95670-6095 and ____________________________________________________________ (hereinafter known as "Licensee") a _________________________________________ of the State of
____________________________________________ having an office at
____________________________________________________________________ made and entered into effective as of the _______________ day of _______________________,
19 ________.

WHEREAS, Sterling is an authorized marketing representative for licensing certain proprietary computer software systems, as defined below ("Software"); and

WHEREAS, the parties hereto desire to enter into this Master License Agreement ("Agreement") for the purpose of facilitating the licensing of Software, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of the terms and conditions hereinafter stated, it is agreed and understood as follows:

1.   GRANT AND USE OF SOFTWARE

1.1 Sterling hereby grants to Licensee a non-exclusive object code only licensed to use those software products and related user documentation ("Software") described on each schedule or other order form executed by Sterling and Licensee, substantially in the form of Exhibit A hereto ("Schedule"), based on the then current Sterling prices and any additional terms and conditions stated in each Schedule. Each Schedule will state the term of the license, whether it is a site license or a CPU license, and the CPU type(s) and serial number(s) on which the Software will be used.

1.2 The Software may be used only for, by and on behalf of Licensee. All data processed by the Software must be and remain the property of Licensee. Licensee shall not reverse engineer or decompile the Software in whole or in part.

     1.2.1 For purposes of this Agreement, "site" is defined as a computer facility of Licensee located in a single building, operated by a single administrative staff, and which has common computer system libraries and shared DASD available to multiple CPUs. Each site license grants Licensee the right to use the Software on the designated CPU(s) located at the installation site of Licensee stated on the Schedule, except that if more than one computer room at Licensee's site is being used for the processing of data for different agencies, departments or subsidiaries of Licensee, then Licensee must obtain a separate site license for each site where the Software is used. Licensee shall notify Sterling promptly in writing of any changes in the CPU information required under Section 1.1.

     1.2.2 Each CPU license grants Licensee the right to use the Software only on a single CPU designated by type, serial number, and site address. A separate CPU license is required for each CPU on which the Software will be used.

1.3 Licensee may temporarily use the Software at other than the designated site or on the designated CPU during emergency situations, disaster recovery, or disaster recovery tests. Temporary use is granted subject to the following:

     1.3.1 Use of the Software will be only at the alternate designated site or on the alternate CPU at any given time during the emergency situation, disaster recovery, or disaster recovery test. Immediately following any period of emergency use or test, all production copies of the Software at the emergency use site will be destroyed or returned to the authorized site or backup archival center.

     1.3.2 Copies of the Software may be stored offsite for backup security purposes only provided that all persons having access to the Software are made subject to Licensee's obligations under this Agreement and that Licensee takes any other reasonable steps required to fulfill these obligations.

1.4 If a licensed site closes, Licensee may transfer the Software and supporting material to another designated site for operation. If a licensed CPU is no longer operational, Licensee may transfer the Software and supporting material to another CPU at the same licensed site. If any of the above transfers take place, such transfers may be subject to an upgrade fee as referenced in
Section 1.5. In addition, any transfer of the Software will be subject to Sterling's then current terms and fees. In the event of one of the above transfers, Licensee must notify Sterling in writing no more than thirty (30) days after such transfer, provide Sterling with the new installation site address, if applicable, and the CPU type(s) and serial number(s) where the Software will be in operation, and warrant to Sterling in writing that all copies of the Software at the previous site or CPU have been destroyed or transferred.

1.5 Any change in CPU designation which constitutes an upgrade based on Sterling's definition of CPU group level shall be subject to Sterling's then current terms and fees.

1.6 The Software shall be deemed accepted by Licensee upon execution of the applicable Schedule.

2.   TITLE

2.1 Title and full ownership rights to the Software furnished under this Agreement shall remain with Sterling and the respective owners, as applicable. Sterling represents and Licensee acknowledges and agrees that the Software contains proprietary information, intellectual property, and trade secrets of Sterling and the respective owners, whether or not any portion thereof is or may be validly copyrighted or patented.

2.2 Licensee's rights in and to the Software as a result of this Agreement shall not be transferred, assigned, licensed, pledged, or otherwise transferred without the prior written consent of Sterling, and any such prohibited assignment shall be null and void.

3.   PAYMENT; PRICES

3.1 Except as otherwise provided in the Schedule, upon delivery of the Software, Sterling may invoice Licensee for the license fee, and such invoice shall be payable in full by Licensee upon receipt. Until paid in full, all amounts which are more than thirty (30) days past due shall bear an additional charge of one and one-half percent (1-1/2%) per month, less the sum, if any, in excess of applicable state law. In the event Licensee becomes more than sixty
(60) days in arrears on any monthly payment due under installment payment terms, the entire principal balance plus interest owing shall immediately be due and payable.

3.2 In addition to all charges invoiced hereunder, Licensee shall pay to Sterling all taxes that are applicable to this Agreement or are measured directly by payment made under it. However, Licensee shall be responsible for reporting and paying all property taxes for the Software. All other taxes on the Software are Licensee's responsibility unless required to be collected by Sterling or paid by Sterling to tax authorities. This provision excludes Sterling's franchise taxes, taxes based on Sterling's net income or taxes for which the Licensee has furnished Sterling a bona fide tax exemption certificate.

4.   LIMITED WARRANTY; INDEMNIFICATION

4.1 Sterling warrants that for a period of one (1) year commencing on the effective date of the applicable Schedule, and during any term thereafter in which Licensee is entitled to maintenance and enhancement in accordance with
Section 6, the Software will substantially perform in accordance with the applicable user documentation. Sterling's sole obligation and liability under this Section, however, shall be to replace or correct the Software so that it will so perform, in such manner or method as determined by Sterling, at Sterling's own cost and expense, or, if the Software cannot be corrected, upon return of all Software materials, to refund a pro-rata portion of the license fee paid based on a five (5) year term commencing on the effective date of the applicable Schedule.

4.2 The warranty specified in Section 4.1 shall not be effective and Sterling shall have no obligation or liability to Licensee if (i) the Software is not used in accordance with Sterling's specified user documentation for the Software; (ii) the Software has been altered, modified or revised by Licensee without the written approval of Sterling; (iii) Licensee's computer hardware malfunctions; or (iv) for any other cause within the control of Licensee, resulting in the Software not performing in accordance with the user documentation.

4.3 Except to the extent provided in this Section, Sterling shall have no liability under this Agreement to Licensee or any other party for any loss or damage including, without limiting the generality of the foregoing, any direct, general, incidental, indirect, special or consequential damages, resulting from the failure of the Software to perform, the use or possession of the Software by Licensee, or for any other reason, or resulting from acts or omission by Sterling.

4.4 Sterling warrants that it is authorized to grant the license to use the Software and shall indemnify and hold harmless and defend Licensee against suits based on any claim that the use of the Software by Licensee under this Agreement infringes on any United States patent right, copyright, trade secret or other proprietary right of a third party, provided Sterling is promptly notified in writing of any suit or claim against Licensee, and further provided that Licensee permits Sterling to defend, compromise or settle the same and gives Sterling all available information, reasonable assistance and authority to enable Sterling to do so. In no event shall Licensee settle any such claim, lawsuit or proceedings without Sterling's prior written consent. The indemnity under this Section 4.4 shall not apply to any infringement arising out of (i) use of the Software in combination with non-Sterling computer software; (ii) use of the Software which is not authorized herein or not used in accordance with the applicable user documentation; or (iii) the Software having been altered, modified or revised by Licensee.

4.5 NO OTHER WARRANTY IS EXPRESSED AND NONE SHALL BE IMPLIED, INCLUDING WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE.

5.   NON-DISCLOSURE; DUPLICATION

5.1 Licensee agrees to maintain all information and data contained in the Software in strict confidence for Sterling. Licensee agrees not to disclose or duplicate, nor allow to be disclosed or duplicated, any Software, in whole or in part, except as otherwise provided in this Agreement. Licensee shall take all reasonable steps necessary to ensure that the Software is not made available or disclosed by Licensee or by its employees to any other person, firm or corporation. Licensee agrees that all authorized persons having access to the Software shall observe and perform this non-disclosure covenant.

5.2 Licensee may reproduce Sterling's user documentation for internal use only. Any such reproduction shall include any copyright or similar proprietary notices contained therein. Sterling reserves the right to withdraw permission to reproduce copyrighted and proprietary material, at its discretion, if the above instructions are not being followed properly to protect its copyright and proprietary rights. No permission is granted to use trademarks and service marks of the owners apart from the incidental appearance of such marks in the titles, text, and illustrations of the named publications.

6.   MAINTENANCE AND ENHANCEMENT PLAN

6.1 The Maintenance and Enhancement Plan ("Plan"), if then currently and generally available, shall commence on the effective date of the applicable Schedule for the Software and shall continue in force on an annual basis until Licensee cancels the Plan in writing, fails to pay the fee, or otherwise breaches this Agreement. The Plan is furnished during the first year at no charge. Thereafter, the maintenance and enhancement fee is billed annually at Sterling's then current terms and fees.

6.2 Throughout the duration of the Plan, Licensee will receive from Sterling one (1) copy of any new release of the Software, including all error corrections, modifications, enhancements (unless priced separately by Sterling and generally not included in the Software at time of licensing), and the revised user documentation.

6.3 If Licensee cancels the Plan, Licensee may, at a later date, subscribe to and receive the benefits of the Plan, if available, subject to the then current policies of Sterling.

6.4 All Software releases will be maintained for a period of at least six (6) months after the availability date of a new release or for a period of twelve
(12) months after the delivery date of the Software, whichever is later.

7.   TERMINATION

7.1 The term of each license of the Software shall be stated in the Schedule unless earlier terminated pursuant to the Schedule or this Agreement. Sterling shall have the right to terminate a license for any Software in the event of breach of any Schedule or this Agreement provided such breach remains uncured thirty (30) days after written notice by Sterling to Licensee. Upon termination, Licensee shall return the Software with written certification that the Software has been deleted from all computer systems and all related documentation has been destroyed. Sections 2, 3, 4.3, 4.4 and 5.1 shall survive termination or expiration of each Schedule and this Agreement.

7.2 Subject to Section 7.1, an ongoing or guaranteed rental license for Software shall automatically renew for additional monthly periods, unless either party gives the other party thirty (30) days prior written notice of termination. If such license for the Software is automatically renewed pursuant to this Section 7.2, all of the terms and conditions of the Schedule shall remain in full force and effect except any changes noticed by Sterling to Licensee not less than thirty (30) days prior to the end of the term as specified in the applicable Schedule.

8.   GENERAL

8.1 Titles and paragraph headings are for convenient reference and are not a part of this Agreement. This Agreement supersedes in full all previous agreements and understandings of any nature whatsoever, oral or written, between the parties relating to the Software and constitutes the entire agreement between the parties relating to the Software. This Agreement shall have no force and effect until executed by an authorized representative of each party and may only be modified or supplemented by a written document executed by an authorized representative of each party. The preprinted terms and conditions of any purchase order or other ordering document issued by Licensee in connection with this Agreement shall not be binding on Sterling and shall not be deemed to modify this Agreement.

8.2 Sterling shall not be liable for delays in any of its performance hereunder due to causes beyond its reasonable control, including, but not limited to, acts of God, strikes or inability to obtain labor or materials on time.

8.3 If any provision of this Agreement shall be illegal or otherwise unenforceable, that provision shall be severed and the remainder of the Agreement shall remain in full force and effect. The waiver of any rights or election of any remedy in one instance shall not affect any rights or remedies in another instance. A waiver shall be effective only if made in writing and signed by an authorized representative of each party.

8.4 All notices and other written communications permitted or required under this Agreement shall be deemed given on the date of deposit in the United States mail, first class, postage pre-paid, addressed to the party to be notified at the address shown on this Agreement. A change of address for notice purposes may be made by the same notice procedure.

8.5 This Agreement shall be governed by and construed under the laws of the State of California, excluding principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

ACCEPTED:

STERLING SOFTWARE (U.S.A.), INC.,
("Sterling")
A wholly-owned subsidiary of Sterling Software, Inc.

By:_____________________________________________________________________________

Printed Name
and Title:______________________________________________________________________

Date:___________________________________________________________________________


ACCEPTED:

________________________________________________________________________________
("Licensee")

By:_____________________________________________________________________________

Printed Name
and Title:______________________________________________________________________

Date:___________________________________________________________________________

                                                                    EXHIBIT F

                                                                     No.________


                   STERLING SOFTWARE (U.S. OF AMERICA), INC.
                          SOFTWARE LICENSE AGREEMENT

THIS SOFTWARE LICENSE AGREEMENT ("License Agreement"), entered into this _____ day of _______________, 199__ (the "Effective Date"), by and between _________________________ ("Licensee"), a __________ corporation conducting business at _________________________, and Sterling Software (U.S. of America), Inc. ("Sterling"), with its principal place of business at 1800 Alexander Bell Drive, Reston, Virginia 22091;

WITNESSETH:

WHEREAS, Sterling is the sole owner of all tangible and intangible rights and title to, or has the rights to license, certain software products; and

WHEREAS, Licensee desires to obtain a license to use one or more computer software products which Sterling has the rights to license (including programs, available options and documentation);

NOW, THEREFORE, in consideration of the covenants and promises specified herein, the parties hereto understand and agree as follows:

1.   DEFINITIONS

     A. The term "PRODUCT" shall mean and refer to any computer software product or products of Sterling described on any Schedule and any attendant documentation provided hereunder, and any new release or enhanced or modified version of such PRODUCT(S) provided to Licensee by Sterling pursuant to Section 12 of this License Agreement.

     B. The term "Product Schedule" shall mean and refer to the list of licensed PRODUCTS and other related data attached hereto, executed by Sterling and Licensee, and expressly made a part of this License Agreement.

     C. The term "Computer System" shall mean and refer to a designated Central Processing Unit (CPU) identified by its serial number, or as otherwise designated, on the Product Schedule.

2. GRANT. Sterling hereby grants to Licensee a non-transferable and non-exclusive license to use the PRODUCT for Licensee's internal business use only, subject to the terms and conditions specified herein and the applicable Product Schedule incorporated herein. Licensee shall not: (a) permit any third party to use the PRODUCT, (b) use the PRODUCT in the operation of a service bureau or (c) use the PRODUCT to process data for the benefit of any third party. For purposes of this Section, "third party" shall include, without limitation, subsidiaries and affiliates of Licensee. Conflicts in terms between the Product Schedule and this License Agreement shall be resolved in favor of the Product Schedule.

3. TERM. PRODUCT is licensed for the Term specified in the Product Schedule subject to Licensee's payment of the fees set forth therein and Licensee's strict compliance with the terms of this License Agreement.

4.   SCOPE OF USE

     A.   Computer System. One copy of the PRODUCT must be licensed for each
          ---------------
Computer System upon which the PRODUCT is installed, regardless of the number of Computer Systems installed at a physical location. Licensee shall be responsible for installation of the PRODUCT on its Computer System(s).

     B.1. Upgrades and Transfers. The PRODUCT shall be used only on the Computer
          ----------------------
System designated on the Product Schedule. Licensee may change or upgrade the Computer System on which the PRODUCT is installed by (i) providing Sterling prior written notice specifying the model and serial number of the Computer System on which the PRODUCT is installed and the model and serial number of the intended replacement computer system or upgrade; (ii) obtaining the prior written approval of Sterling regarding the requested transfer or upgrade; and
(iii) providing Sterling prior written confirmation that it will remit the prevailing upgrade fees as set forth below in Section B.2., if applicable. Upon the transfer of the PRODUCT to such replacement Computer System, Licensee shall immediately cease use of the PRODUCT on the computer system on which the PRODUCT was installed prior to such transfer.

     B.2. Upgrade and Transfer Fees. Any transfer of the PRODUCT from the
          -------------------------
Computer System to another computer

Sterling Software License Agreement                                       Page 2
- --------------------------------------------------------------------------------

system or upgrade of the Computer System will be subject to Sterling's prevailing terms and fees for transfers, and if such transfer constitutes an upgrade based on Sterling's definition of CPU group level, it shall be conditioned upon the payment of Sterling's prevailing upgrade fees.

     C.   Backup. If the Computer System(s) on which Customer has installed
          ------
PRODUCT(s) are temporarily inoperable, Licensee may transfer the use of the PRODUCT to a backup computer system until operability is restored to the licensed Computer System(s). Licensee may make a copy of the software portion of the PRODUCT strictly for backup purposes.

5. PAYMENT. Licensee's payment for fees hereunder shall be due and payable Net Thirty (30) Days. Until paid in full, all amounts which are more than thirty
(30) days past due shall bear an additional charge of 1 1/2 percent per month, less the sum, if any, in excess of applicable state law. In the event Licensee becomes more than sixty (60) days in arrears on any payment due under installment payment terms, the entire principal balance plus interest owing shall immediately be due and payable. Sterling reserves the right to cancel any license for non-payment.

6. TAXES. Licensee shall pay, or upon receipt of an invoice from Sterling, shall reimburse Sterling for all sales, use, property, customs, excise or other taxes (however designated and whether foreign or domestic) imposed on Licensee, or required to be collected by Sterling, or imposed on the PRODUCT or the use thereof, irrespective of whether included in any invoice sent to Licensee at any time by Sterling; provided, however, that Licensee shall not be responsible for any corporate income taxes or franchise fees imposed on Sterling. If Licensee is a tax exempt organization, Licensee shall provide proof of such status to Sterling, in a form acceptable to Sterling.

7. TITLE AND NON-ASSIGNABILITY. Title to the PRODUCT, all proprietary rights therein and all materials supplied to Licensee under this Licensee Agreement shall remain the sole property of Sterling and/or the party which has granted marketing and licensing rights to Sterling for such PRODUCT. The license to use the PRODUCT hereunder is personal to Licensee and Licensee shall not transfer, sublicense, assign, rent, lease, or deliver the PRODUCT (or any copy of the PRODUCT) or such license to any third party or other entity without the prior written consent of Sterling. For purposes of this Section, "third party" shall include, without limitation, subsidiaries and affiliates of Licensee. Any assignment consented to by Sterling shall not release Licensee from its obligations hereunder (except the prohibition against assignment) and, as a condition precedent to such assignment, Licensee shall comply with the provisions of Section 4 above, to the extent applicable, and the assignee shall agree in writing to be bound by all the provisions of this License Agreement as a Licensee and shall provide an executed copy of such agreement to Sterling in the form supplied by Sterling.

8. NON-DISCLOSURE AND NON-REPRODUCTION OF PRODUCT INFORMATION. Licensee understands and agrees that Sterling considers the PRODUCT and related documentation (collectively "STERLING INFORMATION") to be the proprietary and confidential information of Sterling and/or a third party which has granted marketing and licensing rights to Sterling. Licensee agrees to maintain the STERLING INFORMATION in strict confidence and, except for the right of Licensee to make one (1) copy of the PRODUCT for backup purposes pursuant to Section 4.C above, Licensee agrees not to disclose, duplicate or otherwise reproduce, directly or indirectly, the STERLING INFORMATION in whole or in part. Licensee agrees not to disassemble, reverse engineer, or reverse compile the PRODUCT in whole or in part. Licensee agrees to take all reasonable steps to ensure that no unauthorized persons shall have access to the STERLING INFORMATION and that all authorized persons having access to the STERLING INFORMATION shall refrain from any such disclosure, duplication or reproduction. Licensee agrees not to remove any copyright notice or other proprietary markings from the STERLING INFORMATION, and any copy thereof made by Licensee for backup purposes shall contain the same copyright notice and proprietary markings contained on the copy of the PRODUCT furnished by Sterling to Licensee hereunder. If the STERLING INFORMATION will be provided or made available to the U.S. Government, any use, duplication, or disclosure by the U.S. Government of the STERLING INFORMATION shall be subject to the restrictions applicable to proprietary commercial computer software set forth in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software - Restricted Rights clause at 48 CFR 252.227-19, as applicable. Licensee acknowledges that the STERLING INFORMATION is unique and that Licensee's failure to comply with the provisions of this Section 8 shall result in irreparable harm to Sterling and/or any third party from whom Sterling has received marketing and licensing rights, and that in the event of the breach or threatened breach by Licensee of its obligations under this Section, Sterling shall be entitled to equitable relief in the form of specific performance and/or an injuction for any such actual or threatened breach, in addition to the exercise of any other remedies at law and in equity. In the event that Licensee shall breach the terms of this Section, and any such breach shall remain uncured for a period of five (5) days after the receipt by Licensee of written notice from Sterling of such breach, Sterling may, at its option, terminate all licenses granted to Licensee hereunder, in which event Licensee shall have no further right to use any copies of such PRODUCT. In the event of any such termination or cancellation, Licensee shall, within ten (10) days after the effective date of any such termination or cancellation, certify in writing to Sterling that such PRODUCT

Sterling Software License Agreement                                       Page 3
- --------------------------------------------------------------------------------

and all materials relating thereto in the possession of Licensee have been destroyed.

9. INDEMNITY. Sterling shall indemnify and hold Licensee harmless from any award of costs and damages against Licensee in any suit based on any claim that the use of the PRODUCT by Licensee infringes any U.S. trademark, patent right, copyright or trade secret, provided Sterling is promptly notified in writing of any such suit or claim against Licensee and is given complete authority to defend, compromise or settle same, and Licensee gives Sterling all available information, reasonable assistance and authority to enable Sterling to do so. If, as the result of any such claim of infringement, Licensee is enjoined from using the PRODUCT, or if Sterling reasonably believes that the PRODUCT is likely to become the subject of a claim of infringement, Sterling, at its option and expense, may procure the right for Licensee to continue to use the PRODUCT, or replace or modify the PRODUCT so as to make it non-infringing. If neither of these two options is deemed reasonably practicable by Sterling, Sterling may discontinue the license granted herein for such PRODUCT upon thirty (30) days' written notice and refund to Licensee the unamortized portion of the Software Support fee paid by Licensee plus (i) in the case of a term license, the unamortized portion of the annual license fee paid by Licensee, or (ii) in the case of a perpetual license, the unamortized portion of the license fee paid by Licensee as amortized on a straight-line basis for a five-year period from the Installation of the affected PRODUCT. Sterling shall have no liability for any claim of infringement based upon the use of the PRODUCT supplied by Sterling when such claim is based upon use of the PRODUCT in combination with other programs or data not supplied by Sterling.

THE FOREGOING STATES LICENSEE'S SOLE REMEDY AND THE ENTIRE LIABILITY OF STERLING WITH RESPECT TO INFRINGEMENTS OF ANY TRADEMARKS, COPYRIGHTS, PATENTS OR TRADE SECRETS BY THE PRODUCT OR ANY PART THEREOF.

10. LIABILITY. EXCEPT AS EXPRESSLY SPECIFIED IN THIS SECTION OR ELSEWHERE IN THIS LICENSE AGREEMENT, NEITHER STERLING NOR ANY THIRD PARTY FROM WHOM STERLING RECEIVED MARKETING AND LICENSING RIGHTS SHALL BE LIABLE FOR ANY LOSS OR DAMAGE THAT MAY ARISE IN CONNECTION WITH THE FURNISHING OF OR ANY THIRD PARTY FROM WHOM STERLING, PERFORMANCE OF OR USE BY LICENSEE OF THE PRODUCT. IN NO EVENT SHALL STERLING OR ANY THIRD PARTY FROM WHOM STERLING RECEIVES MARKETING AND LICENSING RIGHTS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL LICENSEE BE ENTITLED TO ANY MONETARY DAMAGES AGAINST STERLING, OR ANY THIRD PARTY FROM WHOM STERLING RECEIVED MARKETING AND LICENSING RIGHTS, IN EXCESS OF THE LICENSE FEES PAID TO STERLING BY LICENSEE HEREUNDER FOR THE PRODUCT TO WHICH LICENSEE'S CLAIM RELATES.

11. WARRANTY. Sterling warrants that for a period of one (1) year following the Effective Date, the PRODUCT shall function in substantial accordance with the applicable technical manuals supplied to Licensee. Sterling's sole obligation and liability under this warranty shall be to use reasonable efforts to correct, bypass, or replace, as soon as practicable, any defective item(s) in the copy of the most current release of the PRODUCT distributed under this License Agreement, at Sterling's own cost and expense, provided written notice of such defective item(s) is given to Sterling by Licensee during the warranty period. This warranty shall not apply if: (a) the PRODUCT has not been used in accordance with Sterling's instructions; (b) the PRODUCT has been altered, modified or converted by Licensee without the prior written approval of Sterling; (c) Licensee's operating system has been altered, modified or converted without the prior written approval of Sterling; (d) any of Licensee's equipment has malfunctioned; or (e) the PRODUCT, or a portion thereof, has become inoperative due to any other causes within the control of Licensee. THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12. SOFTWARE SUPPORT. Provided Licensee has paid the license fees set forth in the Product Schedule, Licensee shall receive Software Support for the PRODUCT at no cost for a period of one (1) year following the Effective Date ("Initial Support Period"). Unless Software Support is canceled pursuant to Section 12.B., Software Support shall automatically renew for successive annual terms ("Annual Support Period"). Sterling shall notify Licensee of any change in the fee for the succeeding Annual Support Period at least sixty (60) days prior to the expiration of the Initial Support Period or Annual Support Period, as applicable.

     A.   Software Support for the PRODUCT shall include the following:

     (i) PRODUCT updates which may result in new releases of the PRODUCT to the extent any such releases are not priced separately by Sterling and are generally included in the PRODUCT at the time of initial licensing. Sterling shall provide to Licensee one (1) copy of such new release

Sterling Software License Agreement                                       Page 4
- --------------------------------------------------------------------------------

     of the PRODUCT for each one (1) copy of the PRODUCT licensed, including documentation.

     (ii) Reasonable technical telephone consultation concerning the use of the PRODUCT provided by Sterling during its regular working hours.

     (iii) Sterling's reasonable efforts to correct or bypass any material error reported by the Licensee for which Licensee provides an adequate written description and documentation and which is determined by Sterling to be in a portion of the PRODUCT unmodified by Licensee. Should Sterling find that a reported error is not in the PRODUCT or that a reported error is the result of Licensee's negligence or modification or improper use of the PRODUCT, Licensee shall pay to Sterling reasonable costs incurred by Sterling at the charges specified on the Sterling Fee Schedule in effect on the date Sterling incurs such expense.

     B. Software Support may be canceled effective upon the expiration of the Initial Support Period or Annual Support Period, as applicable, by providing written notice to cancel Software Support no later than thirty (30) days prior to such date. If Licensee cancels Software Support for the PRODUCT, it may at a later time renew its subscription and receive the benefits of Software Support if then currently and generally being made available by Sterling for such PRODUCT, subject to the prevailing policies and reinstatement fees of Sterling.

     C. Software Support is available for the then-current release and the immediately preceding release of the PRODUCT. However, Sterling reserves the right to cancel Software Support for the immediately preceding release of the PRODUCT upon providing the Licensee with no less than sixty (60) days' written notice.

13. IMPLEMENTATION ASSISTANCE. Sterling may make available to Licensee reasonable implementation assistance services for the PRODUCT. Implementation assistance services by Sterling employees, consultants or agents shall be at the charges specified on the Sterling Fee Schedule in effect on the date Licensee orders implementation assistance.

14. AUDIT. Upon reasonable notice, Sterling shall have the right to enter Licensee's facilities for the sole purpose of confirming the number of copies of the PRODUCT installed and the computer system group size upon which the PRODUCT is installed.

15. NCL AND SAMPLES. If the PRODUCT license hereunder contains access to Network Control Language ("NCL"), Licensee shall be permitted, for its internal purposes only, to use NCL to develop code and further applications in accordance with the technical manuals supplied to Licensee with the PRODUCT. However, any applications or code developed by Licensee using NCL shall not have the benefit of any Sterling warranty, maintenance, support or indemnity provisions contained herein, and any other terms, conditions, warranties or indemnities that might otherwise be implied in relation to them are excluded. Sterling shall have no liability or responsibility arising out of or related to NCL code written by Licensee or NCL applications developed by Licensee PRODUCT tapes may also include examples of ways Licensee may use NCL ("Sample"). Licensee may use such Samples in accordance with this License Agreement; however, Samples shall not be subject to any Sterling warranty, maintenance, support or indemnity provisions, expressed or implied, and Sterling shall have no liability with respect to Licensee's use of such Samples. License understands that it is receiving Samples "AS IS", and any use of Samples is at Licensee's own risk. Except as provided in this Section, NCL and Samples shall be part of the PRODUCT for purposes of this License Agreement.

16.  GENERAL

     A. This License Agreement and the Schedule(s) referred to herein contain the entire understandings and agreements of Sterling and Licensee and supersede all prior agreements or understandings, oral or written, relating to the subject matter hereof. The terms of this License Agreement may not be altered by any course of dealings between the parties. This License Agreement may be amended only by a written instrument executed by Sterling and Licensee.

     B. This License Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, without giving effect to its provisions governing conflicts of law.

     C. Sterling shall be entitled to recover its costs and reasonable attorney fees in the event any proceeding or lawsuit is brought by Sterling against Licensee to collect amounts past due under this Agreement. In the event a dispute arising under this Agreement results in litigation, the non-prevailing party shall pay the court costs and reasonable attorneys' fees of the prevailing party.

     D.   The covenants and agreements of Licensee under Sections 5 (PAYMENT),
6 (TAXES), 8 (NON-DISCLOSURE AND NON-REPRODUCTION OF PRODUCT INFORMATION), 9 (INDEMNITY), 10 (LIABILITY), 15 (NCL AND SAMPLES) and 16 (GENERAL) hereof shall continue in full force and effect irrespective of the expiration of the warranty period specified herein or any termination, cancellation or expiration of this License Agreement or any Schedule.

Sterling Software License Agreement                                       Page 5
- --------------------------------------------------------------------------------
     E. The remedies of Sterling set forth herein shall be in addition to, and not in limitation of, any other rights or remedies to which Sterling is or may be entitled at law or in equity.

     F. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if transmitted by facsimile or mailed with postage thereon prepaid, addressed to the party for whom it is intended in its respective address set forth in the first paragraph of this Agreement. Such address may be changed by written notice to the other party.

     G. This License Agreement shall not be deemed accepted by or binding upon Sterling until executed by an authorized representative of Sterling.

     H. The determination that any provision of this License Agreement is invalid shall cause it to be deemed severed from the remainder of this License Agreement and shall not cause the remainder of this License Agreement to be invalid or unenforceable.

     I. The waiver of any right or election of any remedy in one instance shall not affect any rights or remedies in any other instance. A waiver shall be effective only if stated in writing and signed by an authorized representative of the waiving party.

     J. Except for Licensee's payment obligations as set forth in this License Agreement, neither party shall be liable for delays in any of its performance hereunder due to causes beyond its reasonable control, including, but not limited to, acts of God, strikes, or inability to timely obtain labor or materials.

     K. Sterling may assign this License Agreement or assign or subcontract any of its rights and responsibilities under this License Agreement.

     L. The parties hereto do not intend the term "license" to convey any ownership, title or other similar rights to Licensee. In the event that any court of law or government law or regulation interprets the term "license" with regard to software use as conveying to Licensee any ownership, title or right to the PRODUCTS, other than the right to use in accordance with this License Agreement, then the term license, as used herein, shall be defined as rental for a fixed period of time.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by duly authorized parties as of the date first above written:


   STERLING SOFTWARE                         ___________________________
    (U.S. OF AMERICA), INC.                           "Licensee"


   By _______________________________     By _______________________________
      (Authorized Signature)                 (Authorized Signature)



   __________________________________     __________________________________
          Name (print or type)                   Name (print or type)


   Title ____________________________     Title ____________________________

   Date Signed ______________________     Date Signed ______________________